united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 100, Hauppauge, NY 1788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/21

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Buying Fund
(INSAX, INSCX, INSIX)
Catalyst Energy Infrastructure Fund
(Formerly, Catalyst MLP & Infrastructure Fund)
(MLXAX, MLXCX, MLXIX)
Catalyst Pivotal Growth Fund
(Formerly, Catalyst Buyback Strategy Fund)
(BUYAX, BUYCX, BUYIX)
Catalyst/MAP Global Equity Fund
(CAXAX, CAXCX, CAXIX)
Catalyst/Lyons Tactical Allocation Fund
(CLTAX, CLTCX, CLTIX)
Catalyst Dynamic Alpha Fund
(CPEAX, CPECX, CPEIX)

June 30, 2021

Mutual Fund Series Trust

June 30, 2021

Catalyst Insider Buying Fund (INSAX, INSCX, INSIX)
(Unaudited)

Dear Shareholders,

The Catalyst Insider Buying Fund (the “Fund”) invests in large-capitalization U.S. companies that are experiencing corporate insider buying. Over the past year, we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. During FY 2021, the Fund underperformed the S&P500 Total Return Index1 benchmark. The underperformance relative to the benchmark was driven by weak performance during the months of February and March 2021, due to the Fund being positioned in growth companies while value stocks rotated into favor. We have positioned the Fund in the best signals of the large-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund’s strategy uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The advisor uses public information that is filed with the Securities and Exchange Commission (SEC) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time have resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size, and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk-adjusted return.

Fund Performance

The Catalyst Insider Buying Fund underperformed its S&P500 Total Return Index benchmark during FY 2021. The Fund’s performance includes relative outperformance from holdings in the consumer discretionary and communication services sectors and relative underperformance in the financials and materials sectors.

During the months of February and March, the United States moved closer to normalcy as Covid-19 vaccinations increased across the country along with a rapid decline in new coronavirus cases. At the time, the expectation from the general public and health experts was that by the end of 3Q21, America would be able to function as it did before the outbreak. This optimism surrounding an economic revival caused a shift in favor in equity markets from growth to value companies. Historically, value stocks have seen their earnings power benefit more from an economic recovery. Additionally, as interest rates rose rapidly, there was a disproportionately negative effect on assets with longer duration cash flows, impacting growth stocks in particular. We believe that this rotation is short-lived and as the year progresses, high quality growth companies with corporate insider buying will return to favor.

We are optimistic heading into the second half of 2021 and believe that the Fund holds a number of companies that are undervalued by the market. The market turbulence created by the Covid-19 outbreak provided an opportunity for executives to take advantage of price declines in their company’s stock. The largest holdings of the Fund are tilted heavily towards companies that should be able to perform well during a prolonged recovery from Covid-19. During times of uncertainty, we think it is even more important to look at the insider buying actions of corporate executives as they are the people who are the most well-informed about their company’s prospects for the future. We follow a long-term strategy that invests in companies whose insiders believe their own shares are undervalued.

The Fund’s total returns for the fiscal year and 5-year period ended 06/30/21 and for the period since inception through 06/30/21 as compared to the S&P500 Total Return Index were as follows:

	Fiscal Year	5 Years	Since Inception [2]
Class A	30.23%	12.64%	10.92%
Class C	29.22%	11.79%	10.35%
Class I (Inception Date – 6/6/14)	30.53%	12.93%	7.04%
S&P 500 Total Return Index	40.79%	17.65%	15.20%
Class A with Sales Charge	22.74%	11.31%	10.26%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying— situations where those who know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Buying Fund may or may not purchase the types of securities represented by the S&P500 Total Return Index.

[2]	Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares redeemed within two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7128-NLD-08102021

Catalyst Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**	Since Inception***
Class A	30.23%	12.64%	10.92%	N/A
Class A with load	22.74%	11.31%	10.26%	N/A
Class C	29.22%	11.79%	10.35%	N/A
Class I	30.53%	12.93%	N/A	7.04%
S&P 500 Total Return Index(a)	40.79%	17.65%	15.20%	14.06%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.69% for Class A, 2.44% for Class C and 1.44% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011 for Class A, Class C and the benchmark.

***	Inception date is June 6, 2014, for Class I and the benchmark.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Software	33.5%
Internet Media & Services	18.4%
Technology Services	15.3%
E-Commerce Discretionary	8.3%
Renewable Energy	4.1%
Entertainment Content	3.6%
Leisure Products	3.4%
Institutional Financial Services	3.4%
Health Care Facilities & Services	3.3%
Automotive	2.9%
Other/Cash & Equivalents	3.8%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst Energy Infrastructure Fund (MLXAX, MLXCX, MLXIX)
(Unaudited)

Dear Fellow Shareholders,

The Catalyst Energy Infrastructure Fund (the “Fund”) (MLXAX, MLXCX & MLXIX) returned 58.39% for the fiscal year ended June 30, 2021 for the Class I share. This performance (for Class I) was 5.59% behind our benchmark, the Alerian Total Return Index. Since inception, the Fund has returned -4.79% and its benchmark has returned -4.49%. The Fund invests in the securities of corporations and master limited partnerships (MLPs) that derive a majority of their revenue from energy infrastructure activities. The manager believes that valuations are compelling, and the Fund has attractive upside.

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in the publicly listed equity securities of U.S. and Canadian companies that generate a majority of their cash flow from midstream energy infrastructure activities. The Fund’s strategy aims to achieve current income and capital appreciation over the long-term. The Fund may also invest in the equity securities of MLPs (publicly traded partnerships) engaged in energy-related businesses. Most of the entities in which the Fund will invest derive a majority of their revenue from “midstream” energy infrastructure-related activities, including the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, and terminaling of natural gas, natural gas liquids, crude oil, and refined products. Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in companies that derive a majority of their revenue from energy infrastructure activities. The Fund may invest in U.S. and foreign issuers of any market capitalization. The Fund intends to be taxed as a regulated investment company (“RIC”) and comply with all RIC-related restrictions, including limiting its investment in entities taxed as limited partnerships, including MLPs, to 25%.

The Fund seeks to pay a monthly distribution of no less than $0.10 per share. To the extent that this exceeds the distribution yield on the underlying portfolio, a portion of the Fund’s distribution may be classified as a return of capital for tax purposes.

Fiscal Year 2021 Performance

The fiscal year 2021 performance was driven by the strong rebound in the sector following its low in March 2020. We believe the Fund is well positioned to achieve long term outperformance, and believe that midstream energy infrastructure will generate attractive returns for investors.

The Fund’s total returns for the period since inception1, 1-year period and YTD through 06/30/21 as compared to the Alerian MLP Total Return Index2 were as follows (unaudited):

	YTD 2021 (06/30/21)	1 Year (06/30/21)	Since Inception (12/22/14)[1]
Class A	44.83%	58.01%	-5.04%
Class C	44.26%	56.78%	-5.72%
Class I	45.03%	58.39%	-4.79%
Alerian MLP Total Return Index[2]	47.84%	63.98%	-4.49%
Class A with Sales Charge	36.49%	48.96%	-5.90%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize securities with exposure to midstream infrastructure, predominantly fee-based cash flows, better than average visibility around future earnings, and attractive growth prospects. As of June 30, 2021, we held 27 names.

As of June 30, 2021, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Total Investments
Williams Cos	9.0%
Energy Transfer	8.7%
Cheniere Energy	8.5%
Enterprise Products	8.3%
Pembina Pipeline	7.2%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2021. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2021, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry
Canadian Energy Infrastructure	16.3%
LNG Transportation & Storage	13.6%
Natural Gas Transportation & Storage	13.3%
Gathering & Processing	10.8%
NGL Energy Infrastructure	9.2%
Mixed Energy Infrastructure MLP	8.7%
NGL Energy Infrastructure MLP	8.3%
Refined Products Transportation & Storage MLP	4.5%
Crude Transportation & Storage	4.2%
Canadian Natural Gas Transportation & Storage	3.9%
Canadian Crude Transportation & Storage	3.1%
Refining	2.0%
Local Gas Distribution	1.4%
Liquids Transportation & Storage MLP	0.3%
Gathering & Processing MLP	0.2%
Cash	0.1%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2021.

Summary

We believe that investing in U.S. midstream energy infrastructure represents a way to seek to benefit from the development of shale oil and gas resources in the U.S. Moreover, the Fund is structured as a pass-through vehicle and as such incurs no tax liability of its own. Consequently, the tax characteristics of the cash flows received from its holdings are passed through to investors in the Fund, unlike many other RICs that invest in MLPs.

The rebound in the global economy from the Covid-driven recession has demonstrated the earnings stability of midstream energy infrastructure companies. We believe the sector continues to offer attractive upside. We are glad you share in this vision, and we value your investment with us. Your portfolio management team is currently invested in the strategy alongside you.

Sincerely,

Simon Lack

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Since inception returns assume inception date of 12/22/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares redeemed within two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(2)	The Alerian MLP Total Return Index is the leading gauge of large- and mid-cap energy MLPs. The float-adjusted, capitalization-weighted index includes 50 prominent companies and captures approximately 75% of available market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Energy Infrastructure Fund may or may not purchase the types of securities represented by the Alerian MLP Total Return Index.

7106-NLD-08042021

Catalyst Energy Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	58.01%	(0.20)%	(5.04)%
Class A with load	48.96%	(1.36)%	(5.90)%
Class C	56.78%	(0.97)%	(5.72)%
Class I	58.39%	0.05%	(4.79)%
Alerian MLP Total Return Index(a)	63.98%	(1.05)%	(4.49)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses are 1.81% for Class A, 2.57% for Class C, and 1.56% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Alerian MLP Total Return Index is the leading gauge of large-cap and mid-cap energy Master Limited Partnerships. Investors cannot invest directly in an index.

**	Inception date is December 22, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Oil & Gas Producers	98.9%
Gas & Water Utilities	1.4%
Other/Cash & Equivalents	(0.3)%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst Pivotal Growth Fund (BUYAX, BUYCX, BUYIX)
(Unaudited)

Dear Shareholders,

On May 7, 2021, the Catalyst Buyback Strategy Fund changed its portfolio management and strategy to one focused on growth and consequently adopted a new name, the Catalyst Pivotal Growth Fund, to reflect this approach. This letter will discuss the strategy, portfolio management, and performance prior to the change as well as describe the strategy going forward under the new portfolio management.

Prior to the management change, the Catalyst Buyback Strategy Fund sought to offer investors an opportunity to exploit the potential excess returns from share buyback announcements. The Fund invested primarily in the common stocks of U.S. companies that had announced their intention to repurchase a portion of the company’s outstanding shares. The Fund was willing to invest in companies of any market capitalization. Consequently, its benchmark had been categorized as Mid-Cap Blend by Morningstar because of its all-cap equity approach and resulting holdings.

The quantitative models utilized to run this strategy ranked companies on a variety of firm- and security-specific characteristics that the history of research indicated could add value over time. On top of this initial quality screen, a buyback overlay was also used to factor in buyback characteristics such as the announcement date and size of the announcement. When a company suspended its buyback or when more favorable investment opportunities arose, positions were sold and replaced with better options.

Following the 2020 bear market that resulted from the Covid-19 pandemic, there was an elimination of excess buyback announcements. Throughout the past year, however, U.S. corporate buyback levels began slowly increasing again, which was bolstered by expectations of increased earnings as well as robust cash levels among U.S. corporations for the coming year. As a result, the buyback strategy performed positively with the broader market as U.S. corporations began to resume their buyback programs or initiate new ones. Buyback levels though remain well below levels seen during 2018 and 2019.

Strategy Evolution

Formerly, the Catalyst Buyback Strategy Fund invested in corporations that returned value to their shareholders through share buybacks. In selecting companies that bought back their own shares, the Fund’s strategy aimed to have a larger claim of the cash flows generated by the companies as their share counts decreased and the Fund’s percentage ownership of the investment became larger. Overall, this way of looking for value focuses on changes in ownership structure and the best uses of cash.

But another way of seeking value for investors is focusing on business performance. Under our new portfolio management strategy for the Catalyst Pivotal Growth Fund, the Fund has pivoted to selecting and managing a portfolio of stocks focused on sales and earnings growth so that the increase in value comes not from increased ownership of existing holdings but from the value of the businesses underlying those holdings. The cash that would have been returned to shareholders through buybacks is instead reinvested in the business because a better use of the cash is available to pursue opportunities for growth. Our new strategy therefore focuses on companies that are in the earlier part of their lifecycle or are providing a new product or service rather than on companies in mature industries whose better use of cash involves a buyback of their own outstanding shares.

We believe that in making this strategy change for our investors, we are providing an opportunity to participate in increasingly adopted technologies. One example of this is the increased digitization occurring in our society, not only in commerce and communication, but also in our social practices. These are powerful trends that will likely continue and provide some value to investors in the years to come.

Our process for selecting the stocks of these companies utilizes both valuation criteria and technical analysis. When both technical analysis and valuation criteria have been satisfied, the stock of the company under consideration will be included in the Fund on a long-term basis. However, stocks satisfying only the technical criteria may be held within the portfolio for short periods with the intention of selling within a year.

Finally, a key feature of the Fund involves a recognition of the economic cycle as a factor in performance. The U.S. economy will experience periods of both expansion and contraction. During periods of contraction or slowing growth, growth stocks have a greater chance of underperforming other asset classes. Where we can anticipate the economic cycle negatively affecting performance (beyond the case of normal volatility), we would aim either to move to cash or be prepared to do so.

Fund Performance

For the trailing fiscal year, the Fund’s Class I underperformed its benchmark, the Russell 3000 TR Index benchmark returning 40.93% compared to 44.16% but outperformed the S&P 500 Total Return Index. The lag in performance relative to the benchmark can be attributed somewhat to the under allocation to certain outperforming sectors among Mid-Caps. Financials, energy, and real estate were among the best performing sectors among the Russell 3000 as expectations of future inflation bolstered the themes of rising rates and commodity prices.

Committed to its strategy of selecting only companies with a buyback program, the Fund did not make any significant allocation shifts toward these sectors as companies in these sectors were generally not in the buyback universe. Banks and other financials companies were among those that eliminated buybacks in order to meet regulatory requirements last year. Energy companies were generally looking to conserve cash as they reduced or eliminated buybacks and capital spending programs in anticipation of a longer recession than the one that materialized.

The Fund’s total returns for the fiscal year, 3 years, and 5 years ended 6/30/21 and the period since inception through 6/30/21 as compared to the S&P 500 TR Index and the Russell 3000 TR Index were as follows:

	1 Year	3 Years	5 Years	Since Inception[3]
Class I	40.93%	7.91%	11.85%	7.78%
Class A	40.55%	7.64%	11.58%	7.50%
Class C	39.56%	6.87%	10.73%	6.70%
S&P 500 Total Return Index[1]	40.79%	18.67%	17.65%	14.15%
Russell 3000 Total Return Index[2]	44.16%	18.73%	17.89%	13.99%
Class A with Sales Charge	32.49%	5.54%	10.26%	6.65%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook

While much of the U.S. economy is still recovering from the recession brought on by the pandemic last year, we view the pace of the economic recovery as having progressed ahead of the pace of the last economic recovery begun in 2009. Consequently, while the current economic cycle just began last year, we view this economic cycle as developing faster and being shorter overall than investors have been accustomed to over the past decade. This will likely result in a shorter investment runway for growth stocks to continue to gain value before this economic cycle comes to an end.

Nevertheless, over the next few years we expect investment conditions to be positive, with interest rates remaining low and economic growth projected to continue. These macro conditions are tailwinds to the current secular trends in growth investing that revolve around the adoption of internet technologies for existing commercial and social practices including data storage, e-commerce, communications and payments.

As we participate in these trends, we will continue to monitor possible candidates for inclusion in the Fund’s portfolio as well as respond to financial and economic conditions should they change. We believe this strategy has much promise in future years and want to thank you for the assets and trust you have placed with us.

Sincerely,

Christopher Chiu, CFA, George Tkaczuk, MD, and Timothy Webb
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[2]	The Russell 3000 Index is composed of 3000 large U.S. companies, as defined by market capitalization. The portfolio of securities represents approximately 98% of the investable U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

Morningstar Mid-Cap Blend Category invest in stocks of medium-sized companies where neither growth nor value characteristics predominate. The market capitalization range for U.S. mid-caps typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market.

[3]	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares redeemed within two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7113-NLD-08052021

Catalyst Pivotal Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	40.55%	11.58%	7.50%
Class A with load	32.49%	10.26%	6.65%
Class C	39.56%	10.73%	6.70%
Class I	40.93%	11.85%	7.78%
S&P 500 Total Return Index(a)	40.79%	17.65%	14.15%
Russell 3000 Total Return Index(b)	44.16%	17.89%	13.99%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 years are annualized. As disclosed in the Fund’s prospectus dated May 8, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.97% for Class A, 2.72% for Class C and 1.71% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The “Russell 3000 Total Return Index”, is a market capitalization-weighted index of the 3,000 largest U.S. traded stocks. Investors cannot invest directly in an index.

**	Inception date is December 31, 2013.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Internet Media & Services	18.2%
Software	16.5%
Technology Services	9.7%
E-Commerce Discretionary	8.0%
Entertainment Content	5.5%
Biotech & Pharma	4.8%
Leisure Products	4.0%
Home Construction	3.2%
Oil & Gas Producers	2.9%
Apparel & Textile Products	2.2%
Other/Cash & Equivalents	25.0%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst/MAP Global Equity Fund (CAXAX, CAXCX, CAXIX)

(Unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Equity Fund’s (the “Fund”) total returns for the one-year, five-year, and since inception periods through 06/30/21 as compared to the MSCI All Country World Stock Index1 and the MSCI All Country World Stock Value Index2 were as follows (unaudited):

Fund vs. Index Performance	Calendar YTD	1 Year	5 Years	Since Inception[3]
Class A without sales charge	11.40%	31.10%	10.65%	8.90%
Class A with sales charge	4.99%	23.56%	9.35%	8.25%
Class C	10.99%	30.18%	9.80%	8.07%
MSCI All Country World Stock Index[1]	12.56%	39.87%	15.20%	10.75%
MSCI All Country World Stock Value Index[2]	14.52%	39.32%	10.61%	8.09%
Class I (Inception Date – 6/6/14)	11.54%	31.42%	10.93%	7.43%
MSCI All Country World Stock Index[1]	12.56%	39.87%	15.20%	10.33%
MSCI All Country World Stock Value Index[2]	14.52%	39.32%	10.61%	6.46%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

Last year was not an ordinary year. From a global pandemic to civil unrest to an election like no other, news headlines took many twists and turns throughout the year. Despite the vast amount of negative news, financial markets ultimately shrugged it off, aided by ultra-accommodative stances from the U.S. Federal Reserve (Fed) and other Central Banks to mitigate the economic damage caused by the Coronavirus (Covid-19). By year’s end, most of the world’s stock markets showed gains for the year. Moving into 2021, stocks continued their march higher, fueled by trillions in fiscal and monetary stimulus and continued expectations that a post- Covid-19 economy would be a strong one. A noteworthy rotation from growth to value that began late last year continued into the first and second quarters, giving up some of their gains relative to growth stocks in the month of June. The latter were bolstered by interest rates that declined modestly during the quarter, despite rising inflation. Note that stocks with higher valuations tend to be more sensitive to interest rate changes than those with lower valuations. As it pertains to the Fund, performance lagged that of our primary and secondary benchmarks for the year, despite being up significantly. This underperformance was due to our continued belief that over the long-term, inflation will prove to be more than transitory, and excessive levels of debt will serve to dampen the pace of the economic recovery over the long-term, thereby muting global growth expectations. As such, while bolstering our exposure (as discussed below) to those names that can benefit from an inflationary environment, we also have maintained somewhat of a defensive posture as it pertains to our positioning. In risk-on market scenarios where the broader markets are accelerating at a faster rate than that of risk-off markets, the Fund tends to underperform as we take on less risk. Going forward, we believe modest economic growth coupled with a pickup in inflation would be expected to be a favorable environment for value investors, and hence the Fund.

The decline in interest rates is a bit of a conundrum as inflation fears continue to mount. A review of your daily living expenses should bear this out, with a trip to the gas station about 45% more expensive today than a year ago, and 30% since the beginning of 2021.4 Recently, food manufacturer General Mills announced that it expects inflation to run around 7% this year, a much higher estimate than many of its peers. However, they have an outsized reliance on agriculture commodities, such as corn and soybeans, which have rallied over 20% this year. While inflation has been running much hotter than the Fed’s two percent target (recall the May CPI figure of 5.0% and the now June figure of 5.4%5), many on the Federal Reserve Board believe this is only transitory and that inflation will cool off next year, citing the recent sell-off in lumber prices (down about 45% in June) as an indicator. Despite declines in June, prices remain more than double that of pre-Covid levels. Shortly after the first rounds of fiscal and monetary stimulus last year, we expressed concerns over the possibility of increasing inflationary pressures. Fast forward a little over a year, and our concerns have only increased. The problem as we see it is that in order for inflation to prove transitory, we need continued strong economic growth and for supply chains to resolve their issues, or governments to raise taxes and take money out of the system. However, as we will discuss below, our expectations for future GDP growth and tax increases are unlikely to be sufficient to rein in the inflation that has already taken hold. With that in mind, over the past year, we have made numerous portfolio adjustments to better position portfolios for a higher inflationary environment as well as to right size positions resulting from pandemic-related performance impacts. We added shares of Anglo American (AAL LN) and Freeport-McMoRan (FCX). We also entered Wal-Mart Stores (WMT) and Home Depot (HD), as we believe they have some pricing flexibility and should continue to benefit from fiscal stimulus and a rebounding economy. We also added an infrastructure play in MDU Resources (MDU), which also has exposure to the energy space. We added Applied Materials (AMAT) and Intel (INTC), as we believe both names will benefit from the semiconductor shortages stemming from supply chain disruptions due to the pandemic. Outside the U.S., we added Holcim (HOLN SW) and Swire Pacific (19 HK, 87 HK). We exited shares of Cloetta (CLAB SS), Tiger Brands (TBS SJ), and Synaptics (SYNA). We also added and subsequently sold Jardine Strategic Holdings Ltd. (JS SP), as our catalyst occurred much quicker than we originally anticipated. We trimmed positions in Apple (AAPL), eBay (EBAY), and Reckitt Benckiser (RKT LN), which experienced sizeable gains during 2020, and further reduced positions in Imperial Brands (IMB LN) and Vodafone (VOD LN), as the U.K. is seen to have larger remaining risks from Covid-19.

Looking forward, we believe the dichotomy between the low level for interest rates and percolating inflation rates stems from the Fed’s continuation of quantitative easing programs, which are artificially depressing interest rates. Specifically, the Fed continues to purchase about $80 billion of Treasury securities and $40 billion of mortgage-backed securities monthly. Additionally, the U.S. government has printed an unprecedented amount of money since 2009—more than $10 trillion.6 Putting this into perspective, new money printing now exceeds the total cost of our most expensive wars.6 Remarkably, as much as the money supply has increased 250%, inflation has remained low.6 With that said, perhaps a better gauge for future economic activity and inflation would be the U.S. dollar. The currency market is much larger than the U.S. bond market and is not subject to the Fed’s actions the way the bond market and interest rates are. Although blipping a tad higher recently , the dollar has been trending lower since the Fed began its aggressive monetary stimulus. As we mentioned previously, the global economy is enjoying a rebound from depressed levels stemming from the global pandemic. We do not anticipate the rebound will be smooth or linear as some geographies struggle with different Covid variants more than others. Longer-term, we continue to believe an excessive amount of debt in the global financial system will dampen longer-term growth rates. Adding an additional layer of complexity to the investing environment is the rumbling surrounding possible tax increases. While some increases are likely to occur, we believe they will be more moderate than those proposed by President Biden. We also anticipate that Congress will take a more tepid approach towards tax increases until after the 2022 elections. Historically, the party in power loses seats during mid-term elections. Should this not materialize and the Democratic party gains seats, we believe that more aggressive tax increases would occur. Such actions would likely hurt corporate earnings, equity valuations, and the broader economy. We believe the Fed will remain accommodative for the foreseeable future. Despite recent job gains, fewer Americans are employed as of June 30, 2021 than during the February 2020 peak. Although the Fed has broached the subject of tapering, we believe actual tapering will not occur until the lag in the job market is substantially reduced. Such an environment should be conducive for stocks, but we believe that future returns may be more subdued than those enjoyed over the past five quarters.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver, Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The MSCI All Country World Stock Index is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Equity Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

[2]	The MSCI All Country World Stock Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets (DM) countries. The MSCI ACWI Value is maintained by Morgan Stanley Capital International. The Catalyst/MAP Global Equity Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Value Index.

[3]	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares redeemed within two years after the date of purchase (excluding, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[4]	https://www.eia.gov/petroleum/

[5]	https://www.bls.gov/news.release/cpi.nr0.htm

[6]	https://www.advisorperspectives.com/

7118-NLD-08052021

Catalyst/MAP Global Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	31.10%	10.65%	8.90%
Class A with load	23.56%	9.35%	8.25%
Class C	30.18%	9.80%	8.07%
Class I	31.42%	10.93%	7.43%
MSCI All Country World Stock Index(a)	39.87%	15.20%	10.75%
MSCI All Country World Stock Value Index(b)	39.32%	10.61%	8.09%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.64% for Class A, 2.39% for Class C, and 1.38% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “MSCI All Country World Stock Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index.

(b)	The “MSCI All Country World Stock Value Index” captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 27 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

**	Inception date is July 29, 2011, for Class A, Class C and the benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Biotech & Pharma	12.8%
Food	8.8%
Technology Hardware	8.1%
Semiconductors	6.9%
Telecommunications	6.8%
Gas & Water Utilities	5.2%
Wholesale - Consumer Staples	4.7%
E-Commerce Discretionary	4.4%
Aerospace & Defense	4.0%
Engineering & Construction	3.8%
Other/Cash & Equivalents	34.5%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst/Lyons Tactical Allocation Fund (CLTAX, CLTCX, CLTIX)
(Unaudited)

Dear Fellow Shareholders,

We are pleased to provide our annual report for the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), with a discussion of highlights and performance for the fiscal year ended June 30, 2021 (“FY2021”).

The Fund enjoyed another highly successful year, building off the strength from early 2020, when we cushioned the downside from the “Covid crash” of February and March. We carried that momentum into the new fiscal year with strong outperformance, notable achievements, and continued development of our award-winning strategy.

We are happy to announce that in February 2021, we added an Investors Choice Top Performers Award to the Fund’s trophy case. The Fund was recognized by Investors Choice Awards 2021: Americas Top Performers in the Best Fund under $100m - Equity category. This latest award follows three Lipper Fund Awards received by CLTAX in prior years, reflecting the value the Fund delivers to our investors.

In May, we expanded the options hedging program that we employed with much success during the Covid crash. The program was initially created to hedge whipsaw risk when we tactically shift between offense (equities) and defense (Treasuries). Following its effective implementation, we saw opportunity to employ the hedging strategy in connection with headline events that tend to create short-term market weakness. We are more likely to keep our offense on the field during event-driven corrections (which we view as lower risk), and reserve defense for when our model reflects risk of harmful, sustained bear markets. Our risk hedging program with options has defined risk and a greater level of agility, which is better suited to the fast-moving nature of headline-driven volatile markets than are changes in asset allocation. This expanded use case effectively creates a two-pronged, targeted approach to defense that addresses both short-term and long-term risk with separate and distinct mechanisms. Applying a one-size-fits-all approach to reduce exposure to all market declines, big and small, with a single quantitative mechanism simply does not work. We believe this rounds out the Fund into an even more complete tactical strategy and grows our edge over conventional tactical managers.

Performance Discussion

The Fund returned 42.45% (class A shares) for the fiscal year ended 6/30/2021, compared with 29.43% for the benchmark Lipper Flexible Portfolio Funds Index and 26.61% for the Morningstar Tactical Allocation category. Since inception, CLTAX has returned 187.50% compounded (12.46% annually), compared with 121.16% for the benchmark (9.22% annually) and 65.65% for the peer group (5.77% annually).

Class I Shares	1 Year	5 Years	Since Inception[1]
Inception: 6/6/2014	As of 06/30/21	As of 06/30/21	(6/6/2014 – 6/30/2021)
Class I	42.86%	12.94%	9.56%
Lipper Flexible Portfolio Funds Index[2]	29.43%	11.28%	7.75%

Class A & C Shares	1 Year	5 Years	Since Inception[1]
Inception: 7/2/2012	As of 06/30/21	As of 06/30/21	(07/02/12 – 06/30/21)
Class A	42.45%	12.65%	12.46%
Class C	41.46%	11.81%	11.63%
Lipper Flexible Portfolio Funds Index[2]	29.43%	11.28%	9.22%
Class A with Sales Charge	34.28%	11.33%	11.72%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Equity markets were strong overall during FY2021. The S&P 500 gained 40.79% for the year ended 6/30/2021. The long-term trend was decidedly robust, though within that timeframe were short term periods of high volatility, including one correction for the S&P 500 (defined as a decline of 10% or more), two for the NASDAQ Composite, and multiple drawdowns nearing 10% for both indexes. During that time, CLTAX remained on offense continuously with a full equity allocation. Our Quantitative Risk Indicator (QRI), which systematically determines our asset allocation, generated a positive signal each month of the year, indicating the risk/reward for equities was favorable. A minimal risk hedge was held over from the Covid crash and exited completely after the U.S. Presidential election. No additional risk hedges were executed for the remainder of FY2021, as the hedging program expansion took effect in May 2021, less than two months before the fiscal year end.

Having remained on offense with risk hedging in place through February-March 2020, the momentum of the market’s recovery in the 2nd quarter positioned CLTAX to start FY2021 on offense. By then we had peeled off the majority of our risk hedge in order to let our stocks run with minimal drag. This allocation was decidedly beneficial with the market recovery in high gear as investors looked beyond the horizon to a post-pandemic economy and earnings backdrop. Companies were not issuing forward guidance, and analysts had little more than guesswork to base their estimates on. Amid such uncertainty, the rising market was purely a multiple expansion event, and the appropriate landing spot for valuations was unclear. After some rocky summer volatility, stocks forged ahead to end 2020 with strong gains as the distribution of coronavirus vaccines fueled optimism.

Two broad categories of companies had emerged as the clear favorites in the recovery: those leveraged to pent-up consumer demand and the eventual return to normal life; and those leveraged to all things work/stay/play at home. Our focused assessment of market damage after the 1st quarter crash allowed for tailoring our stock portfolio to opportunistic investments in these sectors, as we viewed them as best poised to recover or benefit from accelerated structural tailwinds. Our flexible and factor-agnostic approach allowed our stocks to outpace the market by at least 3-4% each quarter. Outperformance was broad-based across the portfolio and across style factors.

With the strength of our risk hedging and stock selection in 2020, we finished the year ranked in the top quartile of our Morningstar Tactical Allocation peer group and with a 5-Star Morningstar™ Rating. Rated 5-stars by Morningstar for the period ended 06/30/2021, based on 5-year risk-adjusted returns, out of 196 funds in the Tactical Allocation category.

The now infamous WallStreetBets Redditt group headlined the new year with their hotly trending “meme stock” spectacular. After the brief distraction (and market disruption – the group undoubtedly managed to move markets), stocks marched forward and piled on another 17% gain through the first half of 2021. It wasn’t straight up, however. After investors indulged in an everything bagel of appreciating asset classes to start the year, from stocks to Bitcoin to SPACs, a February spike in bond yields prompted new inflation concerns that fueled a fierce rotation out of stocks with high valuations, high growth, and high momentum (basically every stock investors had been high on for months), in favor of value & cyclical stocks that thrive in inflationary periods. The divergence was clear, with the tech-heavy NASDAQ hitting correction territory in March while the S&P 500’s selloff was half as deep. This also reflected relatively favorable sentiment for equities overall as an asset class, as corporate earnings recovered, future earnings projections were raised higher, and money continued pouring into equity funds.

Inflation concerns were the dominant theme during the first half of 2021, as the U.S. returned closer to pre-pandemic economic activity. The Federal Reserve (Fed) chalked it up to transitory factors including supply chain bottlenecks and labor shortages. The market initially was skeptical, but soon the narrative shifted to peaking economic recovery and earnings growth, and therefore, inflationary pressures. Concern then shifted from the Fed waiting too long to raise rates (losing control of inflation), to the Fed tightening too soon and crimping growth. This varying sentiment manifested in a tug of war between value/cyclical stocks and growth/momentum that persisted for the remainder of FY2021.

We made no changes to our stock portfolio in the first half of 2021, based on our belief that the secular tailwinds behind technological disruption, digital transformation, and economic reopening will continue to blow. The lone exception was the addition of a new position in Qualcomm (QCOM, 3.92%) to start 2021, using cash proceeds from the private acquisition of Dunkin Brands a month earlier. The Fund closed the fiscal year maintaining its 5-Star Morningstar™ Rating and top quartile peer group ranking.

Closing

As we enter fiscal year 2022, market momentum and consumer sentiment remain resilient. The Fund is playing full offense, participating in persistent bull market strength. Our tactical strategy is built on bullishness – on the premise that we should maximize our time in the market, getting out only to reduce risk of deep, sustained losses, not volatility.

While our asset allocation is determined quantitatively, we see good reason for continued upside and for keeping our offense on the field. The federal government is flooding the market with a fire hose of easy money and fiscal stimulus. Attractive bond yields are hard to come by; in fact, there is over $16 trillion of negative-yielding debt globally, feeding the “there is no alternative” dynamic supporting equities. The unfolding inflation picture and government policy response to an evolving coronavirus crisis may keep a lid on price multiples in the near-term, setting up the market for a potential run higher once these risks are mitigated.

The expansion of our risk hedging program will allow us to address any potential short-term market weakness with agility and defined risk. We will continue to execute our systematic tactical process and maintain diligence in our approach to selecting high-quality stocks while on offense.

We thank you for your continued support.

Sincerely,

Matthew N. Ferratusco, CIPM
Portfolio Manager
Lyons Wealth Management, LLC, Fund Sub-Adviser

Alexander Read
CEO
Lyons Wealth Management, LLC, Fund Sub-Adviser

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Since inception returns assume inception date of 07/02/2012 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares redeemed within two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[2]	Lipper Flexible Portfolio Funds Index measures the unweighted average total return performance of the thirty largest share classes (as available) of funds in the Flexible Portfolio Funds classification. The full list of Lipper Index components is available directly from Lipper. Lipper Indices are unmanaged. The Thomson Reuters Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. The Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. For more information, see www.lipperfundawards.com. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. There is no assurance that the Fund will achieve its investment objective.

© 2021 Morningstar. CLTIX rated 4-stars for the period ended 6/30/2021, based on 3-year risk adjusted returns out of 237 funds in the Tactical Allocation category. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life sub-accounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics.

7140-NLD-08162021

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	42.45%	12.65%	12.46%
Class A with load	34.28%	11.33%	11.72%
Class C	41.46%	11.81%	11.63%
Class I	42.86%	12.94%	9.56%
Lipper Flexible Portfolio Funds Index(a)	29.43%	11.28%	9.22%
S&P 500 Total Return Index(b)	40.79%	17.65%	15.91%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.95% for Class A, 2.72% for Class C, and 1.70% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “Lipper Flexible Portfolio Funds Index,” is an index that, by portfolio practice, allocates its investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the United States. Investors cannot invest directly in an index.

(b)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 2, 2012, for Class A, Class C and the benchmarks, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Leisure Facilities & Services	11.4%
Retail - Discretionary	11.0%
Health Care Facilities & Services	9.5%
Retail - Consumer Staples	9.5%
Technology Hardware	9.1%
Semiconductors	7.8%
Technology Services	6.1%
Software	3.9%
Commercial Support Services	3.8%
Diversified Industrials	3.7%
Other/Cash & Equivalents	24.2%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst Dynamic Alpha Fund (CPEAX, CPECX, CPEIX)
(Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the annual report for the Catalyst Dynamic Alpha Fund (the “Fund”). Since collaborating with Catalyst Funds nearly 10 years ago to offer our flagship equity investment strategy as a mutual fund, we have made numerous significant accomplishments. We have leveraged the distribution advantages afforded through our partnership; vastly expanded the accessibility of the strategy; and produced noteworthy investment results for our investors. We continue to build upon our prior successes and are confident in our future.

The Fund’s total returns through 06/30/21 as compared to the S&P 500 Total Return Index1 are as follows:

	Fiscal Year	Since Inception
Fund vs Index Performance	(06/30/20-06/30/21)	(12/22/11-06/30/21)[2]
Class A without sales charge	20.62%	14.61%
Class A with sales charge	13.68%	13.90%
Class C	19.75%	13.75%
Class I (Inception Date – 6/6/14)	20.95%	12.04%
S&P 500 Total Return Index[1]	40.79%	16.13%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst Dynamic Alpha Fund seeks to achieve long-term capital appreciation by investing in what we believe to be outperforming securities from industries that are displaying emerging strength. Our security selection methodology is built upon proprietary quantitative algorithms, which are applied to both individual securities and custom industry groupings. This highly replicable selection approach is paired with an open architecture portfolio construction mandate that affords the portfolio management team the freedom to create and tactically shift portfolio exposures as market dynamics dictate. This style agnostic approach, we believe, results in a nimble portfolio, which has produced a performance history, that often displays a lower correlation to the broad equity market than more traditional institutional strategies.

The Catalyst Dynamic Alpha Fund struggled to keep pace with the persistent advance of the S&P 500 benchmark Index over the past 12 months ended 6/30/21. Bifurcated leadership trends and narrow market breadth created headwinds for the strategy. The initial stock market recovery from midyear 2020 was driven by outperformance of large-capitalization growth equities, which aligned well with the overall posture of the Fund. However, as previously out-of-favor value stocks rallied in concert with the reopening of the economy, the Fund suffered performance headwinds in 2021. Consequently, the Fund has lowered its allocation to Technology and Health Care stocks while expanding its investments in Materials, Industrials, and Finance. This more cyclically sensitive posture could allow for upside performance as the domestic economy continues to recover from the pandemic-induced recession of 2020.

As of June 30, 2021, the portfolio was allocated in the following fashion.

Sector Allocation	% Assets
Information Technology	23.5%
Financials	16.7%
Consumer Discretionary	16.4%
Industrials	14.4%
Health Care	12.0%
Materials	8.6%
Communication Services	3.8%
Consumer Staples	2.1%
Real Estate	2.0%
Utilities	0.0%
Energy	0.0%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2021 and are subject to change.

For the year, the Fund benefited from a lack of exposure to the Utility sector, robust selection effects in the Materials sector, and positive allocation effects from the Consumer Staples sector. The Fund’s two largest holdings as of June 30, 2021, Target Corporation (5.0% of the portfolio) and Freeport McMoRan (5.0% of the portfolio), have gained sharply since being purchased by the Fund. Target, initially purchased in April of 2020, has rallied more than 100% in response to consistent earnings results in a challenging operating environment. Freeport McMoRan, a global copper and gold miner, has also gained more than 100% since being added to the Fund in October 2020. Freeport shares have gained in response to elevated inflationary trends and the company’s leverage to the cyclical economic recovery. Poor performance of the strategy’s Technology selections and negative allocation effects in the Finance space were detractors from overall performance results.

As of June 30, 2021, the top five holdings in the Fund as a percentage of market value were:

Company	Weight
Target Corp.	5.1%
Freeport McMoRan, Inc.	5.1%
UnitedHealth Group, Inc.	4.7%
Infosys Ltd.	4.5%
Applied Materials, Inc.	4.1%

Holdings are subject to change and should not be considered investment advice.

We believe that the preponderance of evidence lies on the side of a continued, robust economic recovery rather than stagnation. Broad economic data has consistently surprised to the upside for much of the 12 months ended 06/30/21, a trend that we anticipate to continue. This scenario is supported by several pieces of economic evidence. Fiscal and monetary policy enacted in the 18 months ended 06/30/21 amounts to about 20-25% of GDP. This was intended to bridge the output gap in the economy created by Covid-mitigating economic restrictions. However, these restrictions only created a gap of about 2-3% of GDP. Therefore, policy has been significantly more accommodative than necessary, which is likely to be felt in higher inflation or higher growth environments—or, most likely, a combination of the two. At the microeconomic level, S&P 500 earnings expectations for the remaining quarters of 2021 have been consistently revised higher. This stands counter to tradition, as estimates tend to be revised lower as the forecast period nears its onset. Currently, expectations are for second quarter earnings to be nearly 65% higher than one year ago, but only after analysts have spent the past three months scrambling to raise estimates. Furthermore, a record number of firms have preannounced positive earnings surprises despite the recently elevated bar. We believe that escalating expectations bode well for a strong earnings season, which could temper some concerns about slowing growth.

Risks to this forecast clearly exist. Supply bottlenecks, including labor force shortages, escalating pricing pressures, and peak growth fears are among the chief concerns being evaluated by investors. Given that we are slowly emerging from a once-a-century pandemic, it is unsurprising that consensus is difficult to ascertain. As the depths of the pandemic-induced recession move farther into the background, the economic environment should continue to further normalize. This should act to reduce the preponderance of outlier forecasts and mitigate the bifurcated nature of stock market performance. Given the fully valued nature of the current stock market, earnings are likely to be the primary catalyst for additional equity gains. Operating results from cyclical firms, those levered to burgeoning economic momentum, should compare favorably to their peers, if the domestic economy continues to surprise to the upside. Even if final demand trends begin to waiver, corporate inventories are historically lean, which should lead to a lengthy cycle of inventory replenishment during the second half of the year. We believe that equities continue to provide a compelling case for investment, particularly when judged relative to competing asset classes.

Sincerely,

Cory Krebs

President, Cookson, Peirce & Co., Sub-Advisor to the Fund

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Dynamic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume an inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares redeemed within two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7101-NLD-08042021

Catalyst Dynamic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	20.62%	12.71%	14.61%
Class A with load	13.68%	11.39%	13.90%
Class C	19.75%	11.87%	13.75%
Class I	20.95%	13.00%	12.04%
S&P 500 Total Return Index(a)	40.79%	17.65%	16.13%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses are 1.54% for Class A, 2.29% for Class C and 1.29% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 22, 2011, for Class A, Class C and the benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Electrical Equipment	10.0%
Health Care Facilities & Services	7.3%
Technology Hardware	7.1%
Semiconductors	7.0%
Retail - Consumer Staples	5.1%
Metals & Mining	5.1%
Banking	4.9%
Technology Services	4.5%
Institutional Financial Services	3.9%
Cable & Satellite	3.8%
Other/Cash & Equivalents	41.3%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST INSIDER BUYING FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.6%
	AUTOMOTIVE - 2.9%
18,880	XPEL, Inc.(a)	$1,583,466

	E-COMMERCE DISCRETIONARY - 8.3%
670	Amazon.com, Inc.(a)	2,304,906
1,100	MercadoLibre, Inc.(a)	1,713,569
7,250	Stitch Fix, Inc., Class A(a),(b)	437,175
		4,455,650
	ENGINEERING & CONSTRUCTION - 0.3%
1,950	Exponent, Inc.	173,960

	ENTERTAINMENT CONTENT - 3.6%
15,800	Bilibili, Inc. - ADR(a),(b)	1,925,072

	HEALTH CARE FACILITIES & SERVICES - 3.3%
3,675	Joint Corporation (The)(a),(b)	308,406
8,900	Teladoc Health, Inc.(a),(b)	1,479,981
		1,788,387

	INSTITUTIONAL FINANCIAL SERVICES - 3.4%
15,300	Intercontinental Exchange, Inc.	1,816,110

	INTERNET MEDIA & SERVICES - 18.4%
985	Alphabet, Inc., Class C(a)	2,468,725
13,800	Facebook, Inc., Class A(a)	4,798,399
2,125	Fiverr International Ltd.(a),(b)	515,291
3,950	Netflix, Inc.(a)	2,086,430
455	Wix.com Ltd.(a),(b)	132,077
		10,000,922
	LEISURE FACILITIES & SERVICES - 0.9%
11,750	Hilton Grand Vacations, Inc.(a)	486,333

	LEISURE PRODUCTS - 3.4%
14,700	Peloton Interactive, Inc.(a),(b)	1,823,094

The accompanying notes are an integral part of these financial statements.

CATALYST INSIDER BUYING FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 0.2%
479	Repligen Corporation(a),(b)	$95,618

	RENEWABLE ENERGY - 4.1%
8,025	SolarEdge Technologies, Inc.(a),(b)	2,217,869

	RETAIL - DISCRETIONARY - 1.8%
26,800	At Home Group, Inc.(a)	987,312

	SOFTWARE - 33.5%
1,580	Adobe, Inc.(a)	925,311
12,200	Bandwidth, Inc., Class A(a),(b)	1,682,624
2,405	Cerence, Inc.(a),(b)	256,638
10,700	Crowdstrike Holdings, Inc., Class A(a)	2,689,016
4,020	Digital Turbine, Inc.(a)	305,641
10,000	DocuSign, Inc.(a)	2,795,699
1,145	Everbridge, Inc.(a)	155,812
70	Microsoft Corporation	18,963
8,375	Mimecast Ltd.(a)	444,294
6,190	Okta, Inc.(a)	1,514,569
400	Paylocity Holding Corporation(a)	76,320
1,986	Red Violet, Inc.(a),(b)	46,711
8,225	RingCentral, Inc., Class A(a)	2,390,020
3,950	ServiceNow, Inc.(a)	2,170,723
3,370	Veeva Systems, Inc., Class A(a)	1,047,902
4,280	Zoom Video Communications, Inc., Class A(a)	1,656,488
		18,176,731
	TECHNOLOGY SERVICES - 15.3%
3,280	MarketAxess Holdings, Inc.	1,520,575
5,650	Mastercard, Inc., Class A	2,062,759
7,500	PayPal Holdings, Inc.(a)	2,186,100
10,325	Square, Inc., Class A(a)	2,517,235
		8,286,669

The accompanying notes are an integral part of these financial statements.

CATALYST INSIDER BUYING FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	TELECOMMUNICATIONS - 0.2%
3,470	8x8, Inc.(a)	$96,327

	TOTAL COMMON STOCKS (Cost $38,156,156)	53,913,520

	COLLATERAL FOR SECURITIES LOANED - 20.4%
11,011,430	Mount Vernon Liquid Assets Portfolio, 0.10% (Cost $11,011,430)(c),(d)	11,011,430

	TOTAL INVESTMENTS - 120.0% (Cost $49,167,586)	$64,924,950
	LIABILITIES IN EXCESS OF OTHER ASSETS - (20.0)%	(10,838,313)
	NET ASSETS - 100.0%	$54,086,637

ADR	- American Depositary Receipt

Ltd.	- Limited Company

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $10,538,363 at June 30, 2021.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(d)	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

The accompanying notes are an integral part of these financial statements.

CATALYST ENERGY INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 100.3%
	GAS & WATER UTILITIES - 1.4%
3,120	Atmos Energy Corporation	$299,863
9,405	NiSource, Inc.	230,423
4,466	Northwest Natural Holding Company	234,554
3,853	ONE Gas, Inc.	285,584
15,343	South Jersey Industries, Inc.	397,844
4,420	Southwest Gas Holdings, Inc.	292,560
5,681	Spire, Inc.	410,566
		2,151,394
	OIL & GAS PRODUCERS - 98.9%
152,693	Cheniere Energy, Inc.(a)	13,244,591
27,415	Crestwood Equity Partners, L.P.	821,902
180,568	Enbridge, Inc.	7,229,943
1,283,839	Energy Transfer, L.P.	13,647,208
1,161,270	EnLink Midstream, LLC	7,420,515
535,710	Enterprise Products Partners, L.P.	12,926,681
764,580	Equitrans Midstream Corporation	6,506,576
256,319	Gibson Energy, Inc.	4,916,075
82,398	Hess Midstream, L.P., A	2,080,550
228,907	Keyera Corporation	6,157,548
369,385	Kinder Morgan, Inc.	6,733,889
116,588	Magellan Midstream Partners, L.P.	5,702,319
52,811	Marathon Petroleum Corporation	3,190,841
14,288	MPLX, L.P.	423,068
394,030	NextDecade Corporation(a)	1,627,344
76,671	NuStar Energy, L.P.	1,383,912
125,707	ONEOK, Inc.	6,994,337
354,352	Pembina Pipeline Corporation	11,257,763
551,569	Plains GP Holdings, L.P., Class A	6,585,734
166,933	Targa Resources Corporation	7,420,172
139,445	TC Energy Corporation	6,905,316
1,354,888	Tellurian, Inc.(a)	6,300,229

The accompanying notes are an integral part of these financial statements.

CATALYST ENERGY INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 100.3% (Continued)
	OIL & GAS PRODUCERS - 98.9% (Continued)
17,318	Western Midstream Partners, L.P.	$370,952
527,367	Williams Companies, Inc. (The)	14,001,594
		153,849,059

	TOTAL COMMON STOCKS (Cost $142,714,184)	156,000,453

	TOTAL INVESTMENTS - 100.3% (Cost $142,714,184)	$156,000,453
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(524,705)
	NET ASSETS - 100.0%	$155,475,748

LLC	- Limited Liability Company

L.P.	- Limited Partnership

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CATALYST PIVOTAL GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.8%
	AEROSPACE & DEFENSE - 2.0%
910	Boeing Company (The) (a)	$218,000

	APPAREL & TEXTILE PRODUCTS - 2.2%
1,555	NIKE, Inc., Class B	240,232

	AUTOMOTIVE - 1.9%
300	Tesla, Inc.(a)	203,910

	BANKING - 1.9%
4,615	Wells Fargo & Company	209,013

	BIOTECH & PHARMA - 4.8%
1,290	AbbVie, Inc.	145,306
2,210	Bristol-Myers Squibb Company	147,672
3,225	Gilead Sciences, Inc.	222,074
		515,052
	E-COMMERCE DISCRETIONARY - 8.0%
500	Alibaba Group Holding Ltd. - ADR(a)	113,390
108	Amazon.com, Inc.(a)	371,537
245	MercadoLibre, Inc.(a)	381,658
		866,585
	ENTERTAINMENT CONTENT - 5.5%
895	Sea Ltd. - ADR(a),(b)	245,767
1,960	Walt Disney Company (The) (a)	344,509
		590,276
	HEALTH CARE FACILITIES & SERVICES - 1.9%
510	UnitedHealth Group, Inc.	204,224

	HOME CONSTRUCTION - 3.2%
69	NVR, Inc.(a)	343,158

	INSURANCE - 1.9%
740	Berkshire Hathaway, Inc., Class B(a)	205,661

The accompanying notes are an integral part of these financial statements.

CATALYST PIVOTAL GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.8% (Continued)
	INTERNET MEDIA & SERVICES - 18.2%
90	Alphabet, Inc., Class A(a)	$219,761
670	Facebook, Inc., Class A(a)	232,966
3,635	Pinterest, Inc., Class A(a)	286,983
900	Roku, Inc.(a)	413,325
370	Shopify, Inc., Class A(a)	540,562
4,000	Snap, Inc., Class A(a)	272,560
		1,966,157
	LEISURE FACILITIES & SERVICES - 1.9%
1,865	Starbucks Corporation	208,526

	LEISURE PRODUCTS - 4.0%
3,500	Peloton Interactive, Inc.(a),(b)	434,070

	OIL & GAS PRODUCERS - 2.9%
1,950	Chevron Corporation	204,243
375	Diamondback Energy, Inc.	35,209
2,185	Matador Resources Company(b)	78,682
		318,134
	SEMICONDUCTORS - 2.1%
2,400	Advanced Micro Devices, Inc.(a),(b)	225,432

	SOFTWARE - 16.5%
880	Adobe, Inc.(a)	515,363
2,010	Crowdstrike Holdings, Inc., Class A(a),(b)	505,133
3,300	Dropbox, Inc., Class A(a)	100,023
3,700	Palantir Technologies, Inc., Class A(a)	97,532
2,920	SS&C Technologies Holdings, Inc.	210,415
900	Zoom Video Communications, Inc., Class A(a)	348,327
		1,776,793
	TECHNOLOGY HARDWARE - 2.1%
1,655	Apple, Inc.	226,669

	TECHNOLOGY SERVICES - 9.7%
500	Coinbase Global, Inc., Class A(a)	126,650

The accompanying notes are an integral part of these financial statements.

CATALYST PIVOTAL GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.8% (Continued)
	TECHNOLOGY SERVICES - 9.7% (Continued)
2,000	Square, Inc., Class A(a)	$487,599
1,840	Visa, Inc., Class A(b)	430,229
		1,044,478
	TELECOMMUNICATIONS - 1.2%
2,395	Verizon Communications, Inc.	134,192

	TRANSPORTATION & LOGISTICS - 1.9%
940	Union Pacific Corporation	206,734

	TOTAL COMMON STOCKS (Cost $9,435,900)	10,137,296

	EXCHANGE-TRADED FUNDS — 3.9%
	COMMODITY - 1.9%
1,250	SPDR Gold Shares(a),(b)	207,038

	EQUITY - 2.0%
4,030	Energy Select Sector SPDR Fund	217,096

	TOTAL EXCHANGE-TRADED FUNDS (Cost $430,986)	424,134

	COLLATERAL FOR SECURITIES LOANED - 19.0%
2,056,008	Mount Vernon Liquid Assets Portfolio, 0.10% (Cost $2,056,008)(c),(d)	2,056,008

	SHORT-TERM INVESTMENTS — 1.4%
	MONEY MARKET FUNDS - 1.4%
150,740	Federated Hermes Government Obligations Fund, Institutional Class, 0.01% (Cost $150,740)(c)	150,740

The accompanying notes are an integral part of these financial statements.

CATALYST PIVOTAL GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Fair Value
TOTAL INVESTMENTS - 118.1% (Cost $12,073,634)	$12,768,178
LIABILITIES IN EXCESS OF OTHER ASSETS - (18.1)%	(1,955,171)
NET ASSETS - 100.0%	$10,813,007

ADR	- American Depositary Receipt

Ltd.	- Limited Company

SPDR	- Standard & Poor's Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,987,231 at June 30, 2021.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(d)	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	CLOSED END FUNDS — 3.7%
	COMMODITY - 3.7%
144,000	Sprott Physical Gold and Silver Trust(a)	$2,689,920

	TOTAL CLOSED END FUNDS (Cost $1,917,569)	2,689,920

	COMMON STOCKS — 93.1%
	AEROSPACE & DEFENSE - 4.0%
100,000	Kratos Defense & Security Solutions, Inc.(a)	2,849,000

	ASSET MANAGEMENT - 3.4%
21,800	Groupe Bruxelles Lambert S.A.	2,438,937

	BEVERAGES - 3.3%
128,500	Distell Group Holdings Ltd.(a)	1,502,898
1,800,000	Thai Beverage PCL	903,883
		2,406,781
	BIOTECH & PHARMA - 12.8%
11,800	Johnson & Johnson	1,943,932
30,180	Novartis A.G. - ADR	2,753,623
53,000	Sanofi - ADR	2,790,980
100,000	Takeda Pharmaceutical Company Ltd. - ADR	1,683,000
		9,171,535
	CHEMICALS - 3.3%
75,570	Mosaic Company (The)	2,411,439

	CONSTRUCTION MATERIALS - 1.6%
5,540	Holcim Ltd.	332,634
25,040	MDU Resources Group, Inc.	784,753
		1,117,387
	E-COMMERCE DISCRETIONARY - 4.4%
45,500	eBay, Inc.	3,194,555

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.1% (Continued)
	ENGINEERING & CONSTRUCTION - 3.8%
22,305	Tetra Tech, Inc.	$2,722,102

	ENTERTAINMENT CONTENT - 2.2%
4,359	Electronic Arts, Inc.	626,955
27,380	Vivendi S.A.	919,873
		1,546,828
	FOOD - 8.8%
39,050	Campbell Soup Company	1,780,289
318,000	GrainCorp Ltd.	1,231,891
515,200	Grupo Herdez S.A.B. de C.V.	1,170,880
16,550	Nestle S.A. - ADR	2,064,447
		6,247,507
	GAS & WATER UTILITIES - 5.2%
41,855	National Fuel Gas Company	2,186,923
32,960	UGI Corporation	1,526,378
		3,713,301
	HOUSEHOLD PRODUCTS - 1.6%
66,000	Reckitt Benckiser Group plc - ADR	1,181,400

	INSTITUTIONAL FINANCIAL SERVICES - 0.8%
79,500	JSE Ltd.	591,848

	INTERNET MEDIA & SERVICES - 0.8%
1,743	Facebook, Inc., Class A(a)	606,059

	METALS & MINING - 1.9%
13,000	Anglo American plc	515,868
15,000	Anglo American plc - ADR	299,850
14,835	Freeport-McMoRan, Inc.	550,527
1,300	Thungela Resources Ltd.(a)	3,574
		1,369,819
	REAL ESTATE OWNERS & DEVELOPERS - 0.9%
275,000	Swire Pacific Ltd.	309,142

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.1% (Continued)
	REAL ESTATE OWNERS & DEVELOPERS - 0.9% (Continued)
51,000	Swire Pacific Ltd., Class A	$345,764
		654,906
	RETAIL - CONSUMER STAPLES - 1.2%
6,282	Walmart, Inc.	885,888

	RETAIL - DISCRETIONARY - 0.6%
1,243	Home Depot, Inc. (The)	396,380

	SEMICONDUCTORS - 6.9%
6,500	Applied Materials, Inc.	925,600
19,250	Intel Corporation	1,080,695
35,000	Micron Technology, Inc.(a)	2,974,300
		4,980,595
	SOFTWARE - 3.2%
8,500	Microsoft Corporation	2,302,650

	TECHNOLOGY HARDWARE - 8.1%
10,300	Apple, Inc.	1,410,688
46,500	Cisco Systems, Inc.	2,464,500
361,050	Nokia OYJ - ADR(a) (b)	1,920,786
		5,795,974
	TELECOMMUNICATIONS - 6.8%
194,606	Orange S.A. - ADR	2,226,293
24,388	Verizon Communications, Inc.	1,366,460
76,930	Vodafone Group plc - ADR	1,317,811
		4,910,564
	TOBACCO & CANNABIS - 2.8%
6,800,000	Hanjaya Mandala Sampoerna Tbk P.T.	569,793
66,000	Imperial Brands plc - ADR	1,448,370
		2,018,163

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.1% (Continued)
	WHOLESALE - CONSUMER STAPLES - 4.7%
43,300	Bunge Ltd.	$3,383,895

	TOTAL COMMON STOCKS (Cost $48,142,189)	66,897,513

	TOTAL INVESTMENTS - 96.8% (Cost $50,059,758)	$69,587,433
	CALL OPTIONS WRITTEN – (0.0)% (Proceeds - $13,587)	(13,600)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 3.2%	2,298,409
	NET ASSETS - 100.0%	$71,872,242

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	CALL OPTIONS WRITTEN- (0.0)%(d)
400	Nokia OYJ	Wall Street Access	01/21/2022	$7	$212,800	$13,600

	TOTAL CALL OPTIONS WRITTEN (Proceeds - $13,587)

ADR	- American Depositary Receipt

Ltd.	- Limited Company

OYJ	- Julkinen osakeyhtio – Finnish “Public Stock Company”

plc	- Public Limited Company

S/A	- Societe Anonyme

(a)	Non-income producing security.

(b)	All or a portion of this security is segregated as collateral for and subject to call options written.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(d)	Percentage rounds to greater than (0.1%).

The accompanying notes are an integral part of these financial statements.

CATALYST/LYONS TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 90.2%
	AEROSPACE & DEFENSE - 2.8%
3,868	Lockheed Martin Corporation	$1,463,458

	BIOTECH & PHARMA - 1.8%
14,478	Bristol-Myers Squibb Company	967,420

	COMMERCIAL SUPPORT SERVICES - 3.8%
14,500	Waste Management, Inc.	2,031,595

	DIVERSIFIED INDUSTRIALS - 3.7%
9,050	Honeywell International, Inc.	1,985,118

	ELECTRICAL EQUIPMENT - 3.4%
5,153	Lennox International, Inc.	1,807,672

	FOOD - 2.9%
17,553	McCormick & Company, Inc.	1,550,281

	HEALTH CARE FACILITIES & SERVICES - 9.5%
14,260	HCA Healthcare, Inc.	2,948,112
5,193	UnitedHealth Group, Inc.	2,079,485
		5,027,597
	INTERNET MEDIA & SERVICES - 3.5%
11,398	Expedia Group, Inc. (a)	1,865,967

	LEISURE FACILITIES & SERVICES - 11.4%
14,320	Darden Restaurants, Inc.	2,090,577
13,654	Marriott International, Inc., Class A(a)	1,864,044
18,607	Starbucks Corporation	2,080,449
		6,035,070
	RETAIL - CONSUMER STAPLES - 9.5%
9,477	Dollar General Corporation	2,050,728
12,275	Target Corporation	2,967,358
		5,018,086

The accompanying notes are an integral part of these financial statements.

CATALYST/LYONS TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 90.2% (Continued)
	RETAIL - DISCRETIONARY - 11.0%
10,141	Advance Auto Parts, Inc.	$2,080,325
5,524	Home Depot, Inc. (The)	1,761,548
29,376	TJX Companies, Inc. (The)	1,980,530
		5,822,403
	SEMICONDUCTORS - 7.8%
6,422	KLA Corporation	2,082,076
14,547	QUALCOMM, Inc.	2,079,203
		4,161,279
	SOFTWARE - 3.9%
7,672	Microsoft Corporation	2,078,345

	TECHNOLOGY HARDWARE - 9.1%
14,662	Apple, Inc.	2,008,108
8,900	Ubiquiti, Inc.	2,778,490
		4,786,598
	TECHNOLOGY SERVICES - 6.1%
10,358	Broadridge Financial Solutions, Inc.	1,673,128
15,460	Leidos Holdings, Inc.	1,563,006
		3,236,134

	TOTAL COMMON STOCKS (Cost $34,352,791)	47,837,023

	TOTAL INVESTMENTS - 90.2% (Cost $34,352,791)	$47,837,023
	OTHER ASSETS IN EXCESS OF LIABILITIES- 9.8%	5,181,105
	NET ASSETS - 100.0%	$53,018,128

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CATALYST DYNAMIC ALPHA FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.5%
	APPAREL & TEXTILE PRODUCTS - 2.9%
115,400	Tapestry, Inc.(b)	$5,017,592

	ASSET MANAGEMENT - 2.4%
30,000	LPL Financial Holdings, Inc.(a)	4,049,400

	AUTOMOTIVE - 3.1%
33,300	Aptiv plc(b)	5,239,089

	BANKING - 4.9%
105,900	Fifth Third Bancorp(a)	4,048,557
23,000	First Republic Bank	4,304,910
		8,353,467
	BIOTECH & PHARMA - 2.4%
36,600	AbbVie, Inc.	4,122,624

	CABLE & SATELLITE - 3.8%
114,000	Comcast Corporation, Class A	6,500,280

	CHEMICALS - 3.5%
20,100	Albemarle Corporation(a)	3,386,046
17,000	Celanese Corporation	2,577,200
		5,963,246
	ELECTRICAL EQUIPMENT - 10.0%
32,000	Keysight Technologies, Inc.(b)	4,941,120
20,400	Rockwell Automation, Inc.	5,834,808
47,000	TE Connectivity Ltd.	6,354,870
		17,130,798
	ENGINEERING & CONSTRUCTION - 3.5%
66,200	Quanta Services, Inc.	5,995,734

	FOOD - 2.1%
20,300	Hershey Company (The)	3,535,854

The accompanying notes are an integral part of these financial statements.

CATALYST DYNAMIC ALPHA FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 7.3%
37,200	DaVita, Inc.(b)	$4,479,996
20,000	UnitedHealth Group, Inc.	8,008,800
		12,488,796
	INDUSTRIAL SUPPORT SERVICES - 2.0%
10,700	United Rentals, Inc.(b)	3,413,407

	INFRASTRUCTURE REIT - 2.0%
17,800	Crown Castle International Corporation	3,472,780

	INSTITUTIONAL FINANCIAL SERVICES - 3.9%
72,800	Morgan Stanley	6,675,032

	INSURANCE - 1.8%
52,700	MetLife, Inc.	3,154,095

	MACHINERY - 3.5%
19,700	Parker-Hannifin Corporation	6,050,067

	MEDICAL EQUIPMENT & DEVICES - 2.3%
111,600	Avantor, Inc.(b)	3,962,916

	METALS & MINING - 5.1%
234,300	Freeport-McMoRan, Inc.	8,694,873

	RETAIL - CONSUMER STAPLES - 5.1%
36,300	Target Corporation(a)	8,775,162

	RETAIL - DISCRETIONARY - 2.0%
81,200	Builders FirstSource, Inc.(a),(b)	3,463,992

	SEMICONDUCTORS - 7.0%
49,400	Applied Materials, Inc.	7,034,560
129,300	ON Semiconductor Corporation(b)	4,949,604
		11,984,164

The accompanying notes are an integral part of these financial statements.

CATALYST DYNAMIC ALPHA FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	SPECIALTY FINANCE - 3.7%
127,800	Ally Financial, Inc.	$6,369,552

	TECHNOLOGY HARDWARE - 7.1%
16,700	Motorola Solutions, Inc.	3,621,395
64,700	Seagate Technology Holdings plc	5,689,071
81,700	Sonos, Inc.(b)	2,878,291
		12,188,757
	TECHNOLOGY SERVICES - 4.5%
365,600	Infosys Ltd. - ADR(a)	7,747,064

	WHOLESALE - DISCRETIONARY - 3.6%
13,400	Pool Corporation	6,146,044

	TOTAL COMMON STOCKS (Cost $150,051,672)	170,494,785

	COLLATERAL FOR SECURITIES LOANED - 15.9%
27,256,688	Mount Vernon Liquid Assets Portfolio, 0.10%, (Cost $27,256,688)(c),(d)	27,256,688

	TOTAL INVESTMENTS - 115.4% (Cost $177,308,360)	$197,751,473
	LIABILITIES IN EXCESS OF OTHER ASSETS - (15.4)%	(26,390,283)
	NET ASSETS - 100.0%	$171,361,190

ADR	- American Depositary Receipt

Ltd.	- Limited Company

plc	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $26,577,562 at June 30, 2021.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(d)	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2021

	Catalyst Insider	Catalyst Energy	Catalyst Pivotal
	Buying Fund	Infrastructure Fund	Growth Fund
ASSETS:
Investment in Securities, at Cost	$49,167,586	$142,714,184	$12,073,634
Investment in Securities, at Value	$64,924,950	$156,000,453	$12,768,178
Cash	247,042	92,379	426,818
Foreign Currency, at value (at cost $0, $0, $50)	—	—	50
Receivable for securities sold	—	249,967	—
Receivable for Fund shares sold	10,306	51,268	—
Dividends and interest receivable	5,404	241,016	451
Due from Manager	—	—	840
Prepaid expenses and other assets	34,572	40,995	29,877
Total Assets	65,222,274	156,676,078	13,226,214

LIABILITIES:
Payable upon return of securities loaned	11,011,430	—	2,056,008
Payable for securities purchased	—	250,238	326,685
Payable for Fund shares redeemed	34,399	686,912	5,140
Management fees payable	36,995	167,534	—
Trustee fee payable	3,061	2,818	2,695
Payable to related parties	9,654	13,428	3,148
Compliance Officer fees payable	—	879	8
Accrued 12b-1 fees	17,072	33,132	3,748
Accrued expenses and other liabilities	23,026	45,389	15,775
Total Liabilities	11,135,637	1,200,330	2,413,207

Net Assets	$54,086,637	$155,475,748	$10,813,007

NET ASSETS CONSIST OF:
Paid in capital	$84,447,167	$196,187,285	$9,870,239
Accumulated earnings (losses)	(30,360,530)	(40,711,537)	942,768
Net Assets	$54,086,637	$155,475,748	$10,813,007

Class A
Net Assets	$21,298,669	$30,687,201	$5,966,218
Shares of beneficial interest outstanding (a)	884,641	1,756,901	452,891
Net asset value per share (Net assets/shares outstanding)	$24.08	$17.47	$13.17
Maximum offering price per share (b)	$25.55	$18.54	$13.97
Minimum redemption price per share (c)	$23.84	$17.30	$13.04

Class C
Net Assets	$9,015,275	$21,491,740	$2,674,769
Shares of beneficial interest outstanding (a)	388,243	1,231,657	212,958
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$23.22	$17.45	$12.56

Class I
Net Assets	$23,772,693	$103,296,807	$2,172,020
Shares of beneficial interest outstanding (a)	970,356	5,892,501	163,390
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$24.50	$17.53	$13.29

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2021

		Catalyst/Lyons	Catalyst
	Catalyst/MAP	Tactical	Dynamic Alpha
	Global Equity Fund	Allocation Fund	Fund
ASSETS:
Investment in Securities, at Cost	$50,059,758	$34,352,791	$177,308,360
Investment in Securities, at Value	$69,587,433	$47,837,023	$197,751,473
Cash	2,114,251	1,191,249	912,189
Receivable for securities sold	—	3,993,111	259,127
Receivable for Fund shares sold	—	34,585	97,308
Dividends and interest receivable	462,100	21,078	121,688
Prepaid expenses and other assets	29,404	32,142	42,220
Total Assets	72,193,188	53,109,188	199,184,005

LIABILITIES:
Options written, at value (premiums received, at cost $13,587, $0, $0)	13,600	—	—
Payable upon return of securities loaned	—	—	27,256,688
Payable for Fund shares redeemed	218,376	608	250,364
Management fees payable	39,101	40,690	143,602
Trustee fee payable	2,965	3,004	2,978
Payable to related parties	8,352	6,270	18,549
Compliance Officer fees payable	455	201	235
Accrued 12b-1 fees	11,300	16,380	82,726
Accrued expenses and other liabilities	26,797	23,907	67,673
Total Liabilities	320,946	91,060	27,822,815

Net Assets	$71,872,242	$53,018,128	$171,361,190

NET ASSETS CONSIST OF:
Paid in capital	$56,209,805	$39,328,201	$107,334,237
Accumulated earnings	15,662,437	13,689,927	64,026,953
Net Assets	$71,872,242	$53,018,128	$171,361,190

Class A
Net Assets	$10,171,663	$8,874,432	$84,018,440
Shares of beneficial interest outstanding (a)	594,911	466,721	3,402,976
Net asset value per share (Net assets/shares outstanding)	$17.10	$19.01	$24.69
Maximum offering price per share (b)	$18.14	$20.17	$26.20
Minimum redemption price per share (c)	$16.93	$18.82	$24.44

Class C
Net Assets	$10,320,731	$21,494,147	$36,179,831
Shares of beneficial interest outstanding (a)	619,223	1,162,882	1,590,864
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$16.67	$18.48	$22.74

Class I
Net Assets	$51,379,848	$22,649,549	$51,162,919
Shares of beneficial interest outstanding (a)	3,002,592	1,193,441	2,046,603
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$17.11	$18.98	$25.00

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2021

	Catalyst Insider	Catalyst Energy	Catalyst Pivotal
	Buying Fund	Infrastructure Fund	Growth Fund
Investment Income:
Dividend income	$100,850	$6,736,737	$100,610
Interest income	100	79	71
Securities lending - net	7,828	—	1,403
Foreign tax withheld	(3,273)	(313,727)	(13)
Total Investment Income	105,505	6,423,089	102,071

Operating Expenses:
Investment management fees	454,341	1,358,119	106,919
12b-1 Fees:
Class A	42,552	63,137	12,315
Class C	85,350	176,382	35,914
Registration fees	48,217	56,768	40,117
Networking fees	47,404	84,876	11,711
Administration fees	32,850	51,290	19,731
Management services fees	17,160	31,663	7,674
Trustees’ fees	12,550	12,049	12,052
Legal fees	10,351	11,261	16,968
Audit fees	10,249	12,249	12,249
Compliance officer fees	6,474	13,492	6,435
Printing expense	5,953	22,564	3,493
Transfer agent fees	5,862	10,811	1,666
Custody fees	4,103	12,892	3,914
Insurance expense	1,560	4,469	618
Interest expense	246	3,851	977
Miscellaneous expense	2,349	2,917	2,098
Total Operating Expenses	787,571	1,928,790	294,851
Less: Fees waived and/or reimbursed by Manager	(77,264)	(129,460)	(108,497)
Net Operating Expenses	710,307	1,799,330	186,354

Net Investment Income (Loss)	(604,802)	4,623,759	(84,283)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, and Foreign Currency Translations:
Net realized gain (loss) from:
Investments	4,248,327	(10,416,841)	4,326,874
Foreign currency transactions	19	2,226	(1)
Net realized gain (loss)	4,248,346	(10,414,615)	4,326,873

Net change in unrealized appreciation (depreciation) on:
Investments	8,142,105	58,090,658	(554,952)
Foreign currency translations	42	1,513	—
Net change in unrealized appreciation (depreciation)	8,142,147	58,092,171	(554,952)

Net Realized and Unrealized Gain on Investments	12,390,493	47,677,556	3,771,921

Net Increase in Net Assets Resulting From Operations	$11,785,691	$52,301,315	$3,687,638

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2021

		Catalyst/Lyons	Catalyst
	Catalyst/MAP	Tactical	Dynamic Alpha
	Global Equity Fund	Allocation Fund	Fund
Investment Income:
Dividend Income	$1,507,305	$579,217	$1,438,777
Interest Income	737	351	237
Securities lending - net	—	—	15,170
Foreign tax withheld	(123,387)	—	(15,662)
Total Investment Income	1,384,655	579,568	1,438,522

Operating Expenses:
Investment management fees	600,710	545,850	1,796,562
12b-1 fees:
Class A	26,581	18,578	215,266
Class C	95,105	188,195	374,423
Networking fees	49,343	33,280	118,153
Registration fees	42,977	49,806	55,225
Administration fees	36,880	30,314	72,228
Management services fees	20,019	15,918	50,315
Audit fees	14,587	12,249	12,249
Trustees’ fees	12,352	12,399	12,349
Custody fees	11,441	3,710	11,486
Legal fees	10,172	12,262	9,856
Compliance officer fees	9,765	11,518	14,923
Printing expense	7,374	4,705	25,040
Transfer agent fees	6,385	4,449	16,984
Insurance expense	2,240	1,254	6,340
Interest expense	154	225	534
Miscellaneous expense	2,599	2,299	2,099
Total Operating Expenses	948,684	947,011	2,794,032
Less: Fees waived and/or reimbursed by Manager	(249,594)	(180,235)	(173,971)
Net Operating Expenses	699,090	766,776	2,620,061

Net Investment Income (Loss)	685,565	(187,208)	(1,181,539)

Realized and Unrealized Gain (Loss) on Investments:
Foreign Currency Transactions, Purchased Options, Written Options, and Foreign Currency Translations:
Net realized gain (loss) from:
Investments	670,138	534,973	51,780,877
Foreign currency transactions	(6,674)	—	—
Net realized gain	663,464	534,973	51,780,877

Net change in unrealized appreciation (depreciation) on:
Investments	14,470,182	14,370,026	(16,750,562)
Purchased Options	—	21,350	—
Written Options	1,200	—	—
Foreign currency translations	4,446	—	—
Net change in unrealized appreciation (depreciation)	14,475,828	14,391,376	(16,750,562)

Net Realized and Unrealized Gain on Investments	15,139,292	14,926,349	35,030,315

Net Increase in Net Assets Resulting From Operations	$15,824,857	$14,739,141	$33,848,776

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Insider Buying Fund		Catalyst Energy Infrastructure Fund		Catalyst Pivotal Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Operations:
Net investment income (loss)	$(604,802)	$(116,812)	$4,623,759	$8,267,011	$(84,283)	$(32,917)
Net realized gain (loss) on investments	4,248,346	(4,211,496)	(10,414,615)	(44,549,539)	4,326,873	(3,652,537)
Net change in unrealized appreciation (depreciation) on investments	8,142,147	1,966,299	58,092,171	(30,748,931)	(554,952)	512,647
Net increase (decrease) in net assets resulting from operations	11,785,691	(2,362,009)	52,301,315	(67,031,459)	3,687,638	(3,172,807)

Distributions to Shareholders from:
Return of Capital
Class A	—	—	(2,080,231)	(2,069,394)	—	—
Class C	—	—	(1,334,231)	(1,270,074)	—	—
Class I	—	—	(5,581,993)	(4,642,888)	—	—
Distributions paid
Class A	—	—	(313,306)	(3,573,697)	—	(25,831)
Class C	—	—	(204,894)	(2,319,786)	—	—
Class I	—	—	(772,651)	(7,754,832)	—	(79,838)

Total distributions to shareholders	—	—	(10,287,306)	(21,630,671)	—	(105,669)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	864,976	1,002,092	4,046,509	14,538,999	1,360,706	746,418
Class C	162,319	54,614	2,303,332	8,779,707	21,607	349,310
Class I	2,491,725	3,993,839	44,715,776	53,678,833	476,893	853,297
Paid in capital from merger (see Note 1)
Class A	4,485,740	—	—	—	—	—
Class C	1,020,318	—	—	—	—	—
Class I	2,281,871	—	—	—	—	—
Reinvestment of distributions
Class A	—	—	1,802,250	3,582,627	—	20,875
Class C	—	—	1,047,100	2,401,951	—	—
Class I	—	—	5,548,236	10,977,999	—	73,138
Cost of shares redeemed
Class A	(3,221,421)	(6,200,654)	(8,384,196)	(20,278,380)	(1,987,700)	(2,302,091)
Class C	(2,278,322)	(3,578,110)	(5,599,677)	(8,561,872)	(2,652,952)	(2,182,092)
Class I	(3,613,788)	(5,011,881)	(31,752,313)	(76,771,201)	(4,328,114)	(5,057,830)
Net increase (decrease) in net assets from share transactions of beneficial interest	2,193,418	(9,740,100)	13,727,017	(11,651,337)	(7,109,560)	(7,498,975)

Total Increase (Decrease) in Net Assets	13,979,109	(12,102,109)	55,741,026	(100,313,467)	(3,421,922)	(10,777,451)

Net Assets:
Beginning of year	40,107,528	52,209,637	99,734,722	200,048,189	14,234,929	25,012,380
End of year	$54,086,637	$40,107,528	$155,475,748	$99,734,722	$10,813,007	$14,234,929

Share Activity: (a)
Class A
Shares Sold	38,204	52,284	293,041	804,966	113,281	68,952
Share received from merger (see note 1)	197,598	—	—	—	—	—
Shares Reinvested	—	—	135,204	206,027	—	1,899
Shares Redeemed	(146,184)	(338,885)	(610,835)	(1,260,162)	(183,894)	(224,909)
Net increase (decrease) in shares of Beneficial interest	89,618	(286,601)	(182,590)	(249,169)	(70,613)	(154,058)

Class C
Shares Sold	7,670	2,954	160,244	492,089	2,133	34,383
Share received from merger (see note 1)	46,543	—	—	—	—	—
Shares Reinvested	—	—	78,108	137,873	—	—
Shares Redeemed	(107,031)	(196,370)	(414,117)	(600,329)	(245,775)	(233,361)
Net increase (decrease) in shares of Beneficial interest	(52,818)	(193,416)	(175,765)	29,633	(243,642)	(198,978)

Class I
Shares Sold	106,909	208,064	3,038,122	3,454,295	37,673	80,097
Share received from merger (see note 1)	98,824	—	—	—	—	—
Shares Reinvested	—	—	408,134	628,478	—	6,900
Shares Redeemed	(166,458)	(270,452)	(2,380,036)	(4,394,337)	(427,481)	(506,464)
Net increase (decrease) in shares of Beneficial interest	39,275	(62,388)	1,066,220	(311,564)	(389,808)	(419,467)

(a)	Effective March 25, 2020, the Energy Infrastructure Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/MAP Global Equity Fund		Catalyst/Lyons Tactical Allocation Fund		Catalyst Dynamic Alpha Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Operations:
Net investment income (loss)	$685,565	$778,220	$(187,208)	$249,017	$(1,181,539)	$(76,650)
Net realized gain (loss) on investments	663,464	(3,869,540)	534,973	1,478,669	51,780,877	6,277,638
Net change in unrealized appreciation (depreciation) on investments	14,475,828	(1,899,843)	14,391,376	(2,429,934)	(16,750,562)	(2,596,792)
Net increase (decrease) in net assets resulting from operations	15,824,857	(4,991,163)	14,739,141	(702,248)	33,848,776	3,604,196

Distributions to Shareholders from:
Distributions paid
Class A	(184,950)	(444,686)	(245,756)	(1,181,407)	—	(119,325)
Class C	(104,642)	(286,686)	(652,365)	(1,890,455)	—	—
Class I	(758,070)	(1,662,748)	(548,055)	(2,639,317)	—	(444,349)

Total distributions to shareholders	(1,047,662)	(2,394,120)	(1,446,176)	(5,711,179)	—	(563,674)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,323,603	4,166,972	2,072,578	509,640	7,817,389	9,893,856
Class C	977,728	1,191,494	2,156,462	1,056,796	5,048,861	4,877,300
Class I	17,220,846	19,260,532	7,394,318	3,116,911	8,018,083	20,835,570
Reinvestment of distributions
Class A	136,861	316,502	230,960	1,085,890	—	111,933
Class C	81,398	227,780	633,121	1,843,705	—	—
Class I	678,248	1,517,372	503,125	2,482,012	—	374,810
Cost of shares redeemed
Class A	(4,597,753)	(4,555,666)	(1,495,357)	(9,972,435)	(24,555,539)	(60,032,201)
Class C	(2,071,116)	(1,805,074)	(2,504,373)	(7,640,991)	(11,073,257)	(29,254,787)
Class I	(8,386,360)	(23,935,883)	(3,598,605)	(18,611,215)	(27,816,074)	(109,620,569)
Net increase (decrease) in net assets from share transactions of beneficial interest	5,363,455	(3,615,971)	5,392,229	(26,129,687)	(42,560,537)	(162,814,088)

Total Increase (Decrease) in Net Assets	20,140,650	(11,001,254)	18,685,194	(32,543,114)	(8,711,761)	(159,773,566)

Net Assets:
Beginning of year	51,731,592	62,732,846	34,332,934	66,876,048	180,072,951	339,846,517
End of year	$71,872,242	$51,731,592	$53,018,128	$34,332,934	$171,361,190	$180,072,951

Share Activity:
Class A
Shares Sold	87,085	299,135	123,179	35,075	340,569	526,703
Shares Reinvested	9,064	21,798	13,822	78,859	—	5,782
Shares Redeemed	(304,583)	(329,713)	(88,562)	(699,712)	(1,069,458)	(3,189,196)
Net increase (decrease) in shares of Beneficial interest	(208,434)	(8,780)	48,439	(585,778)	(728,889)	(2,656,711)

Class C
Shares Sold	62,622	84,077	128,634	77,831	242,384	278,786
Shares Reinvested	5,507	16,018	38,818	135,966	—	—
Shares Redeemed	(140,758)	(139,868)	(153,065)	(545,960)	(524,383)	(1,699,631)
Net increase (decrease) in shares of Beneficial interest	(72,629)	(39,773)	14,387	(332,163)	(281,999)	(1,420,845)

Class I
Shares Sold	1,097,601	1,379,873	434,843	213,222	343,316	1,125,565
Shares Reinvested	44,947	104,574	30,200	181,169	—	19,201
Shares Redeemed	(555,851)	(1,794,160)	(218,452)	(1,345,466)	(1,196,391)	(5,728,941)
Net increase (decrease) in shares of Beneficial interest	586,697	(309,713)	246,591	(951,075)	(853,075)	(4,584,175)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$18.49	$19.28	$18.53	$15.46	$13.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.28)	(0.04)	(0.17)	(0.08)	0.06
Net realized and unrealized gain (loss) on investments	5.87	(0.75)	0.92	3.15	2.12
Total from investment operations	5.59	(0.79)	0.75	3.07	2.18
Net asset value, end of year	$24.08	$18.49	$19.28	$18.53	$15.46
Total return (B)	30.23%	(4.10)%	4.05%	19.86%	16.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$21,299	$14,703	$20,850	$29,682	$36,804
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.70%	1.69%	1.63%	1.58%	1.50%
Expenses, net waiver and reimbursement (C)	1.53%	1.54%	1.52%	1.50%	1.50%
Net investment income (loss), before waiver and reimbursement (C,D)	(1.47)%	(0.34)%	(1.01)%	(0.57)%	0.44%
Net investment income (loss), net waiver and reimbursement (C,D)	(1.30)%	(0.20)%	(0.90)%	(0.49)%	0.44%
Portfolio turnover rate	77%	249%	220%	153%	160%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$17.97	$18.87	$18.28	$15.36	$13.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.43)	(0.17)	(0.30)	(0.21)	(0.04)
Net realized and unrealized gain (loss) on investments	5.68	(0.73)	0.89	3.13	2.10
Total from investment operations	5.25	(0.90)	0.59	2.92	2.06
Net asset value, end of year	$23.22	$17.97	$18.87	$18.28	$15.36
Total return (B)	29.22%	(4.77)%	3.23%	19.01%	15.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,015	$7,926	$11,973	$14,297	$18,030
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	2.45%	2.44%	2.38%	2.33%	2.25%
Expenses, net waiver and reimbursement (C)	2.28%	2.29%	2.27%	2.25%	2.25%
Net investment loss, before waiver and reimbursement (C,D)	(2.22)%	(1.09)%	(1.75)%	(1.32)%	(0.30)%
Net investment loss, net waiver and reimbursement (C,D)	(2.05)%	(0.94)%	(1.64)%	(1.24)%	(0.30)%
Portfolio turnover rate	77%	249%	220%	153%	160%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.70%	1.68%

Expenses, net waiver and reimbursement (C)	1.53%	1.53%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.45%	2.43%

Expenses, net waiver and reimbursement (C)	2.28%	2.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$18.77	$19.51	$18.71	$15.57	$13.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.23)	0.02	(0.12)	(0.05)	0.10
Net realized and unrealized gain (loss) on investments	5.96	(0.76)	0.92	3.19	2.13
Total from investment operations	5.73	(0.74)	0.80	3.14	2.23
Net asset value, end of year	$24.50	$18.77	$19.51	$18.71	$15.57
Total return (B)	30.53%	(3.79)%	4.28%	20.17%	16.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$23,773	$17,478	$19,386	$14,876	$12,827
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.45%	1.44%	1.38%	1.33%	1.25%
Expenses, net waiver and reimbursement (C)	1.28%	1.29%	1.27%	1.25%	1.25%
Net investment income (loss), before waiver and reimbursement (C,D)	(1.22)%	(0.06)%	(0.73)%	(0.39)%	0.70%
Net investment income (loss), net waiver and reimbursement(C,D)	(1.05)%	0.09%	(0.62)%	(0.31)%	0.70%
Portfolio turnover rate	77%	249%	220%	153%	160%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.45%	1.43%

Expenses, net waiver and reimbursement (C)	1.28%	1.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Energy Infrastructure Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020 (C)	June 30, 2019 (C)	June 30, 2018 (C)	June 30, 2017 (C)
Net asset value, beginning of year	$12.18	$22.94	$27.40	$31.40	$31.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.59	0.96	1.05	1.10	1.20
Net realized and unrealized gain (loss) on investments	6.00	(9.19)	(2.36)	(1.90)	1.90
Total from investment operations	6.59	(8.23)	(1.31)	(0.80)	3.10
LESS DISTRIBUTIONS:
From net investment income	(0.16)	(1.63)	(0.20)	(0.20)	(1.45)
From return of capital	(1.14)	(0.90)	(2.95)	(3.00)	(1.80)
Total distributions	(1.30)	(2.53)	(3.15)	(3.20)	(3.25)
Net asset value, end of year	$17.47	$12.18	$22.94	$27.40	$31.40
Total return (B)	58.01%	(38.65)%	(4.60)%	(2.11)%	9.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$30,687	$23,625	$50,216	$50,624	$50,307
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.81%	1.81%	1.73%	1.76%	1.76%
Expenses, net waiver and reimbursement	1.68%	1.70%	1.68%	1.65%	1.65%
Net investment income, before waiver and reimbursement	4.16%	5.34%	4.14%	3.80%	3.33%
Net investment income, net waiver and reimbursement	4.28%	5.45%	4.19%	3.91%	3.44%
Portfolio turnover rate	32%	49%	40%	49%	32%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020 (C)	June 30, 2019 (C)	June 30, 2018 (C)	June 30, 2017 (C)
Net asset value, beginning of year	$12.17	$22.92	$27.40	$31.40	$31.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.48	0.83	0.85	0.90	0.90
Net realized and unrealized gain (loss) on investments	6.00	(9.18)	(2.33)	(1.90)	1.90
Total from investment operations	6.48	(8.35)	(1.48)	(1.00)	2.80
LESS DISTRIBUTIONS:
From net investment income	(0.15)	(1.54)	(0.20)	(0.20)	(1.30)
From return of capital	(1.05)	(0.86)	(2.80)	(2.80)	(1.70)
Total distributions	(1.20)	(2.40)	(3.00)	(3.00)	(3.00)
Net asset value, end of year	$17.45	$12.17	$22.92	$27.40	$31.40
Total return (B)	56.78%	(39.03)%	(5.49)%	(2.79)%	8.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$21,492	$17,127	$31,580	$30,078	$18,160
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement	2.56%	2.57%	2.48%	2.51%	2.51%
Expenses, net waiver and reimbursement	2.43%	2.45%	2.43%	2.40%	2.40%
Net investment income, before waiver and reimbursement	3.40%	4.61%	3.40%	3.12%	2.49%
Net investment income, net waiver and reimbursement	3.52%	4.73%	3.45%	3.23%	2.60%
Portfolio turnover rate	32%	49%	40%	49%	32%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.80%	1.79%

Expenses, net waiver and reimbursement	1.67%	1.68%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.55%	2.54%

Expenses, net waiver and reimbursement	2.42%	2.43%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Energy Infrastructure Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020 (C)	June 30, 2019 (C)	June 30, 2018 (C)	June 30, 2017(C)
Net asset value, beginning of year	$12.22	$23.02	$27.50	$31.45	$31.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.62	1.01	1.15	1.20	1.25
Net realized and unrealized gain (loss) on investments	6.03	(9.24)	(2.38)	(1.90)	1.90
Total from investment operations	6.65	(8.23)	(1.23)	(0.70)	3.15
LESS DISTRIBUTIONS:
From net investment income	(0.17)	(1.65)	(0.25)	(0.20)	(1.45)
From return of capital	(1.17)	(0.92)	(3.00)	(3.05)	(1.85)
Total distributions	(1.34)	(2.57)	(3.25)	(3.25)	(3.30)
Net asset value, end of year	$17.53	$12.22	$23.02	$27.50	$31.45
Total return (B)	58.39%	(38.45)%	(4.54)%	(1.69)%	9.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$103,297	$58,983	$118,252	$107,804	$71,237
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.55%	1.56%	1.48%	1.51%	1.51%
Expenses, net waiver and reimbursement	1.43%	1.45%	1.43%	1.40%	1.40%
Net investment income, before waiver and reimbursement	4.32%	5.63%	4.51%	4.07%	3.44%
Net investment income, net waiver and reimbursement	4.43%	5.74%	4.56%	4.18%	3.55%
Portfolio turnover rate	32%	49%	40%	49%	32%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.55%	1.54%

Expenses, net waiver and reimbursement	1.42%	1.43%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Pivotal Growth Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.37	$10.91		$10.84	$11.81	$9.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.07)	(0.00	) (C)	0.07	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	3.87	(1.50)		0.22	1.22	2.36
Total from investment operations	3.80	(1.50)		0.29	1.25	2.35
LESS DISTRIBUTIONS:
From net investment income	—	(0.04)		—	—	(0.02)
From net realized gains on investments	—	—		(0.22)	(2.22)	—
Total distributions	—	(0.04)		(0.22)	(2.22)	(0.02)
Net asset value, end of year	$13.17	$9.37		$10.91	$10.84	$11.81
Total return (B)	40.55%	(13.79)%		2.92%	11.05%	24.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,966	$4,906		$7,394	$6,275	$3,467
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	2.57%	1.97%		1.80%	2.17%	2.18%
Expenses, net waiver and reimbursement	1.54%	1.54%		1.52%	1.50%	1.50%
Net investment income (loss), before waiver and reimbursement	(1.62)%	(0.47)%		0.33%	(0.37)%	(0.73)%
Net investment income (loss), net waiver and reimbursement	(0.60)%	(0.04)%		0.62%	0.30%	(0.06)%
Portfolio turnover rate	132%	453%		752%	836%	734%

	Class C
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.00	$10.52		$10.53	$11.62	$9.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.14)	(0.08)		(0.01)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	3.70	(1.44)		0.22	1.18	2.32
Total from investment operations	3.56	(1.52)		0.21	1.13	2.24
LESS DISTRIBUTIONS:
From net investment income	—	—		—	—	—
From net realized gains on investments	—	—		(0.22)	(2.22)	—
Total distributions	—	—		(0.22)	(2.22)	—
Net asset value, end of year	$12.56	$9.00		$10.52	$10.53	$11.62
Total return (B)	39.56%	(14.45)%		2.23%	10.11%	23.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,675	$4,111		$6,897	$6,167	$4,244
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement	3.31%	2.72%		2.55%	2.92%	2.93%
Expenses, net waiver and reimbursement	2.29%	2.29%		2.27%	2.25%	2.25%
Net investment income (loss), before waiver and reimbursement	(2.35)%	(1.22)%		(0.41)%	(1.13)%	(1.48)%
Net investment loss, net waiver and reimbursement	(1.33)%	(0.79)%		(0.13)%	(0.46)%	(0.80)%
Portfolio turnover rate	132%	453%		752%	836%	734%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.56%	1.95%

Expenses, net waiver and reimbursement	1.53%	1.53%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.30%	2.70%

Expenses, net waiver and reimbursement	2.28%	2.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Pivotal Growth Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.43	$11.02	$10.91	$11.86	$9.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.04)	0.02	0.10	0.06	0.02
Net realized and unrealized gain (loss) on investments	3.90	(1.51)	0.23	1.21	2.37
Total from investment operations	3.86	(1.49)	0.33	1.27	2.39
LESS DISTRIBUTIONS:
From net investment income	—	(0.10)	—	—	(0.05)
From net realized gains on investments	—	—	(0.22)	(2.22)	—
Total distributions	—	(0.10)	(0.22)	(2.22)	(0.05)
Net asset value, end of year	$13.29	$9.43	$11.02	$10.91	$11.86
Total return (B)	40.93%	(13.58)%	3.27%	11.19%	25.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,172	$5,218	$10,721	$7,873	$1,242
Ratios to average net assets (including interest expense)(C)
Expenses, before waiver and reimbursement	2.29%	1.71%	1.55%	1.92%	1.93%
Expenses, net waiver and reimbursement	1.29%	1.29%	1.27%	1.25%	1.25%
Net investment income (loss), before waiver and reimbursement	(1.32)%	(0.23)%	0.62%	(0.10)%	(0.49)%
Net investment income (loss), net waiver and reimbursement	(0.33)%	0.19%	0.90%	0.57%	0.19%
Portfolio turnover rate	132%	453%	752%	836%	734%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.28%	1.70%

Expenses, net waiver and reimbursement	1.28%	1.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$13.28	$14.75	$15.33	$14.54	$12.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.16	0.18	0.14	0.09	0.18
Net realized and unrealized gain (loss) on investments	3.93	(1.14)	0.57	1.13	2.13
Total from investment operations	4.09	(0.96)	0.71	1.22	2.31
LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.31)	—	(0.24)	(0.14)
From net realized gains on investments	—	(0.20)	(1.29)	(0.19)	(0.07)
Total distributions	(0.27)	(0.51)	(1.29)	(0.43)	(0.21)
Net asset value, end of year	$17.10	$13.28	$14.75	$15.33	$14.54
Total return (B)	31.10%	(6.81)%	5.39%	8.50%	18.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,172	$10,667	$11,977	$12,314	$22,381
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.63%	1.64%	1.62%	1.66%	1.65%
Expenses, net waiver and reimbursement (C)	1.21%	1.21%	1.28%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	0.60%	0.86%	0.63%	0.49%	1.24%
Net investment income, net waiver and reimbursement (C,D)	1.02%	1.29%	0.97%	0.60%	1.34%
Portfolio turnover rate	14%	42%	13%	30%	26%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$12.95	$14.40	$15.11	$14.37	$12.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.04	0.07	0.03	(0.01)	0.10
Net realized and unrealized gain (loss) on investments	3.85	(1.12)	0.55	1.11	2.07
Total from investment operations	3.89	(1.05)	0.58	1.10	2.17
LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.20)	—	(0.17)	(0.05)
From net realized gains on investments	—	(0.20)	(1.29)	(0.19)	(0.07)
Total distributions	(0.17)	(0.40)	(1.29)	(0.36)	(0.12)
Net asset value, end of year	$16.67	$12.95	$14.40	$15.11	$14.37
Total return (B)	30.18%	(7.54)%	4.58%	7.73%	17.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,321	$8,961	$10,534	$10,037	$11,524
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.38%	2.39%	2.37%	2.41%	2.40%
Expenses, net waiver and reimbursement (C)	1.96%	1.96%	2.03%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.13)%	0.10%	(0.06)%	(0.19)%	0.66%
Net investment income (loss), net waiver and reimbursement (C,D)	0.29%	0.53%	0.28%	(0.08)%	0.76%
Portfolio turnover rate	14%	42%	13%	30%	26%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$13.29	$14.76	$15.32	$14.54	$12.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.21	0.21	0.22	0.18	0.30
Net realized and unrealized gain (loss) on investments	3.92	(1.14)	0.53	1.09	2.03
Total from investment operations	4.13	(0.93)	0.75	1.27	2.33
LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.34)	(0.02)	(0.30)	(0.17)
From net realized gains on investments	—	(0.20)	(1.29)	(0.19)	(0.07)
Total distributions	(0.31)	(0.54)	(1.31)	(0.49)	(0.24)
Net asset value, end of year	$17.11	$13.29	$14.76	$15.32	$14.54
Total return (B)	31.42%	(6.59)%	5.70%	8.85%	18.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$51,380	$32,104	$40,221	$18,671	$7,034
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.37%	1.38%	1.37%	1.36%	1.35%
Expenses, net waiver and reimbursement (C)	0.96%	0.96%	1.03%	1.25%	1.25%
Net investment income, before waiver and reimbursement (C)(D)	0.96%	1.06%	1.17%	1.07%	2.10%
Net investment income, net waiver and reimbursement (C)(D)	1.38%	1.48%	1.51%	1.18%	2.20%
Portfolio turnover rate	14%	42%	13%	30%	26%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$13.81	$15.38	$16.92	$14.87	$13.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	0.10	0.13	0.10	0.14
Net realized and unrealized gain (loss) on investments	5.81	—	(E)	(1.26)	2.41	1.91
Total from investment operations	5.78	0.10	(1.13)	2.51	2.05
LESS DISTRIBUTIONS:
From net investment income	—	(0.15)	(0.09)	(0.24)	(0.19)
From net realized gains on investments	(0.58)	(1.52)	(0.32)	(0.22)	—
Total distributions	(0.58)	(1.67)	(0.41)	(0.46)	(0.19)
Net asset value, end of year	$19.01	$13.81	$15.38	$16.92	$14.87
Total return (B)	42.45%	0.72%	(6.71)%	17.00%	15.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,874	$5,775	$15,438	$39,835	$45,595
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	1.94%	1.95%	1.82%	1.75%	1.72%
Expenses, net waiver and reimbursement (C)	1.53%	1.56%	1.53%	1.50%	1.50%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.62)%	0.28%	0.51%	0.38%	0.75%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.20)%	0.67%	0.78%	0.63%	0.97%
Portfolio turnover rate	32%	108%	182%	146%	95%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$13.53	$15.08	$16.64	$14.62	$12.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.16)	(0.02)	0.01	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	5.69	0.01	(E)	(1.24)	2.36	1.88
Total from investment operations	5.53	(0.01)	(1.23)	2.34	1.91
LESS DISTRIBUTIONS:
From net investment income	—	(0.02)	(0.01)	(0.10)	(0.07)
From net realized gains on investments	(0.58)	(1.52)	(0.32)	(0.22)	—
Total distributions	(0.58)	(1.54)	(0.33)	(0.32)	(0.07)
Net asset value, end of year	$18.48	$13.53	$15.08	$16.64	$14.62
Total return (B)	41.46%	(0.03)%	(7.44)%	16.11%	14.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$21,494	$15,542	$22,334	$25,769	$27,280
Ratios to average net assets (including interest expense)(G)
Expenses, before waiver and reimbursement (C)	2.69%	2.72%	2.56%	2.50%	2.47%
Expenses, net waiver and reimbursement (C)	2.28%	2.32%	2.28%	2.25%	2.25%
Net investment loss, before waiver and reimbursement (C,D)	(1.37)%	(0.52)%	(0.23)%	(0.36)%	(0.01)%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.96)%	(0.12)%	0.05%	(0.11)%	0.21%
Portfolio turnover rate	32%	108%	182%	146%	95%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.94%	1.95%

Expenses, net waiver and reimbursement (C)	1.53%	1.55%

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.69%	2.70%

Expenses, net waiver and reimbursement (C)	2.28%	2.30%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$13.75	$15.33	$16.91	$14.87	$13.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.01	0.14	0.17	0.14	0.18
Net realized and unrealized gain (loss) on investments	5.80	0.01	(E)	(1.27)	2.41	1.91
Total from investment operations	5.81	0.15	(1.10)	2.55	2.09
LESS DISTRIBUTIONS:
From net investment income	—	(0.21)	(0.16)	(0.29)	(0.24)
From net realized gains on investments	(0.58)	(1.52)	(0.32)	(0.22)	—
Total distributions	(0.58)	(1.73)	(0.48)	(0.51)	(0.24)
Net asset value, end of year	$18.98	$13.75	$15.33	$16.91	$14.87
Total return (B)	42.86%	1.02%	(6.53)%	17.28%	16.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$22,650	$13,016	$29,104	$34,533	$22,176
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	1.69%	1.70%	1.56%	1.50%	1.47%
Expenses, net waiver and reimbursement (C)	1.28%	1.30%	1.28%	1.25%	1.25%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.36)%	0.53%	0.75%	0.64%	1.00%
Net investment income, net waiver and reimbursement (C,D)	0.05%	0.93%	1.02%	0.89%	1.22%
Portfolio turnover rate	32%	108%	182%	146%	95%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.69%	1.69%

Expenses, net waiver and reimbursement (C)	1.28%	1.30%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$20.47	$19.50	$22.51	$19.64	$16.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.13)	—	0.11	(0.02)	0.05
Net realized and unrealized gain on investments	4.35	0.99	0.31	3.40	3.05
Total from investment operations	4.22	0.99	0.42	3.38	3.10
LESS DISTRIBUTIONS:
From net investment income	—	(0.02)	(0.05)	—	—
From net realized gains on investments	—	—	(3.38)	(0.51)	—
Total distributions	—	(0.02)	(3.43)	(0.51)	—
Net asset value, end of year	$24.69	$20.47	$19.50	$22.51	$19.64
Total return (B)	20.62%	5.10%	3.04%	17.28%	18.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$84,018	$84,563	$132,383	$139,479	$136,717
Ratios to average net assets (including interest expense)(C)
Expenses, before waiver and reimbursement	1.48%	1.54%	1.45%	1.44%	1.44%
Expenses, net waiver and reimbursement	1.38%	1.39%	1.37%	1.35%	1.35%
Net investment income (loss), before waiver and reimbursement	(0.67)%	(0.14)%	0.45%	(0.18)%	0.16%
Net investment income (loss), net waiver and reimbursement	(0.58)%	0.01%	0.54%	(0.09)%	0.26%
Portfolio turnover rate	116%	106%	113%	87%	95%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$18.99	$18.21	$21.35	$18.79	$15.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.28)	(0.13)	(0.05)	(0.17)	(0.09)
Net realized and unrealized gain on investments	4.03	0.91	0.29	3.24	2.94
Total from investment operations	3.75	0.78	0.24	3.07	2.85
LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(3.38)	(0.51)	—
Total distributions	—	—	(3.38)	(0.51)	—
Net asset value, end of year	$22.74	$18.99	$18.21	$21.35	$18.79
Total return (B)	19.75%	4.28%	2.26%	16.41%	17.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$36,180	$35,572	$59,985	$58,216	$42,815
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	2.23%	2.29%	2.20%	2.19%	2.19%
Expenses, net waiver and reimbursement	2.13%	2.14%	2.12%	2.10%	2.10%
Net investment loss, before waiver and reimbursement	(1.43)%	(0.89)%	(0.33)%	(0.93)%	(0.60)%
Net investment loss, net waiver and reimbursement	(1.33)%	(0.74)%	(0.24)%	(0.84)%	(0.50)%
Portfolio turnover rate	116%	106%	113%	87%	95%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.48%	1.53%

Expenses, net waiver and reimbursement	1.38%	1.38%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.23%	2.28%

Expenses, net waiver and reimbursement	2.13%	2.13%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$20.67	$19.71	$22.72	$19.77		$16.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.08)	0.05	0.17	0.04		0.08
Net realized and unrealized gain on investments	4.41	0.99	0.31	3.42		3.08
Total from investment operations	4.33	1.04	0.48	3.46		3.16
LESS DISTRIBUTIONS:
From net investment income	—	(0.08)	(0.11)	(0.00	) (B)	—
From net realized gains on investments	—	—	(3.38)	(0.51)		—
Total distributions	—	(0.08)	(3.49)	(0.51)		—
Net asset value, end of year	$25.00	$20.67	$19.71	$22.72		$19.77
Total return (C)	20.95%	5.32%	3.32%	17.60%		19.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$51,163	$59,938	$147,479	$190,499		$90,821
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.23%	1.29%	1.21%	1.19%		1.19%
Expenses, net waiver and reimbursement	1.13%	1.14%	1.12%	1.10%		1.10%
Net investment income (loss), before waiver and reimbursement	(0.43)%	0.10%	0.72%	0.08%		0.37%
Net investment income (loss), net waiver and reimbursement	(0.33)%	0.25%	0.81%	0.17%		0.45%
Portfolio turnover rate	116%	106%	113%	87%		95%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.23%	1.28%

Expenses, net waiver and reimbursement	1.13%	1.13%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2021	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty -eight series. These financial statements include the following six series set forth below (each a “Fund” and collectively, the “Funds”) . The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Buying (“Insider Buying”)		Long-term capital appreciation Current income and capital appreciation
Catalyst Energy Infrastructure (“Energy Infrastructure”)	SL Advisors, LLC (“SL”)
Catalyst Pivotal Growth (“Pivotal Growth”)		Long-term capital appreciation
Catalyst/MAP Global Equity (“Global Equity”)	Managed Asset Portfolios, LLC (“MAP”)	Long-term capital appreciation
Catalyst/Lyons Tactical Allocation (“Tactical Allocation”)	Lyons Wealth Management, LLC (“Lyons”)	Total return from long-term capital appreciation and current income
Catalyst Dynamic Alpha (“Dynamic Alpha”)	Cookson, Peirce & Co., Inc. (“CP”)	Long-term capital appreciation

Energy Infrastructure and Dynamic Alpha are each non-diversified series of the Trust and Insider Buying, Pivotal Growth, Global Equity, and Tactical Allocation are each diversified series of the Trust.

Each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

As of the close of business on April 30, 2021, the Catalyst Small-Cap Insider Buying Fund (“Acquired Fund”) became part of the Insider Buying Fund (“Acquiring Fund”) and acquired all the net assets and certain liabilities of the Catalyst Small-Cap Insider Buying Fund in a tax-free plan of reorganization approved by the Fund’s Board of Trustees. The details of this re-organization are shown below:

At the Close of Business on April 30, 2021

	Catalyst Small -Cap Insider		Insider Buying Class A
	Buying Fund Class A	Insider Buying Class A	Merged Assets
Net Assets	4,485,740	16,501,208	20,986,948
Unrealized Appreciation (Depreciation)	1,692,838	7,023,703	8,716,541
Shares Outstanding	309,850	726,884	924,482
Net Asset Value Per Share	14.48	22.70	22.70

	Catalyst Small -Cap Insider		Insider Buying Class C
	Buying Fund Class C	Insider Buying Class C	Merged Assets
Net Assets	1,020,318	8,065,486	9,085,804
Unrealized Appreciation (Depreciation)	898,445	2,725,584	3,624,029
Shares Outstanding	75,692	367,916	414,459
Net Asset Value Per Share	13.48	21.92	21.92

	Catalyst Small -Cap Insider		Insider Buying Class I
	Buying Fund Class I	Insider Buying Class I	Merged Assets
Net Assets	2,281,871	20,692,900	22,974,771
Unrealized Appreciation (Depreciation)	(523,282)	868,685	345,403
Shares Outstanding	155,720	896,178	995,002
Net Asset Value Per Share	14.65	23.09	23.09

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The beginning of the Acquired Fund’s fiscal year was July 1, 2020. Assuming the reorganization had been completed on July 1, 2020, the beginning of the Acquiring Fund’s current fiscal year, the pro forma results of operations for the year ended June 30, 2021, are as follows:

Catalyst Small-Cap Insider Buying Fund
Net investment loss	$(92,600)
Net realized and unrealized gain	185,970
Net increase in net assets resulting from operations	$93,370

Because the combined funds for the reorganization have been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of Operations for the Acquiring Fund since the reorganization was consummated.

The following is a summary of significant accounting policies consistently followed by the Funds and is in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

a)       Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2021, for each Fund’s assets and liabilities measured at fair value:

Insider Buying
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$53,913,520	$—	$—	$53,913,520
Collateral for Securities Loaned	—	11,011,430	—	11,011,430
Total Assets	$53,913,520	$11,011,430	$—	$64,924,950

Energy Infrastructure
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$156,000,453	$—	$—	$156,000,453
Total Assets	$156,000,453	$—	$—	$156,000,453

Pivotal Growth
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$10,137,296	$—	$—	$10,137,296
Exchange-Traded Funds	424,134	—	—	424,134
Collateral for Securities Loaned	—	2,056,008	—	2,056,008
Short-Term Investments	150,740	—	—	150,740
Total Assets	$10,712,170	$2,056,008	$—	$12,768,178

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

Global Equity
Assets(a)	Level 1	Level 2	Level 3	Total
Closed-End Funds	$2,689,920	$—	$—	$2,689,920
Common Stocks	66,897,513	—	—	66,897,513
Total Assets	$69,587,433	$—	$—	$69,587,433
Liability Derivatives(a,b)
Call Options Written	$13,600	$—	$—	$13,600
Total Liability Derivatives	$13,600	$—	$—	$13,600

Tactical Allocation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stocks	$47,837,023	$—	$—	$47,837,023
Total Assets	$47,837,023	$—	$—	$47,837,023

Dynamic Alpha
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$170,494,785	$—	$—	$170,494,785
Collateral for Securities Loaned	—	27,256,688	—	27,256,688
Total Assets	$170,494,785	$27,256,688	$—	$197,751,473

The Funds did not hold any Level 2 or Level 3 securities during the year.

(a)	Refer to the Schedule of Investments for industry security classifications.

b)       Accounting for Options - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options).

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains and losses. When the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID -19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2021, were as follows:

			Location of derivatives on Statements of Assets and	Fair value of
Fund	Derivative	Risk Type	Liabilities	Asset/Liability derivatives
Global Equity
	Call Options written	Equity	Options written	$(13,600)

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2021, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Equity
	Options written	Equity	Net change in unrealized depreciation on written options	$1,200
			Totals	$1,200

Tactical Allocation
	Options purchased	Equity	Net change in unrealized depreciation on purchased options	$21,350
			Totals	$21,350

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The contracts outstanding as of June 30, 2021 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized appreciation and depreciation on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Fund’s assets and liabilities available for offset net of collateral pledged as of June 30, 2021:

				Gross Amounts Not Offset in the Statement
				of Assets & Liabilities
		Gross Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Global Equity
Description of Liability:
Options Written	Wall Street Access	$(13,600	) (1)	$13,600	(2)	$—	$—
Total		$(13,600)		$13,600		$—	$—

(1)	Value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c)       Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”)(collectively, “Underlying Funds”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to its own specific risks, but the manager and/or sub-advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Funds.

d)       Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2021, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2021, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on federal income tax returns for all open tax years (tax years or periods ended 2018-2020 for the Funds) or expected to be taken in 2021 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e)       Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

f)       Energy Infrastructure typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund. The Energy Infrastructure Fund has a tax year end of November 30.

g)       Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h)       Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

i)       Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Buying	Annually	Annually
Energy Infrastructure	Monthly	Annually
Pivotal Growth	Annually	Annually
Global Equity	Annually	Annually
Tactical Allocation	Annually	Annually
Dynamic Alpha	Annually	Annually

j)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

k)       Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l)       Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. There were no CDSC fees paid by the shareholders of the Funds.

m)       Cash – Each Fund considers its investment in an FDIC insured interest bearing savings account to be cash. Each Fund maintains cash balances, which, at times, may exceed federally insured limits. Each Fund maintains these balances with a high quality financial institution.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

n)       Distributions from REITs — Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2021, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales Proceeds
	(excluding U.S.	(excluding U.S.	Purchases of	Sales Proceeds of
	Government	Government	U.S. Government	U.S. Government
Fund	Securities)	Securities)	Securities	Securities
Insider Buying	$35,018,372	$41,178,744	$—	$—
Energy Infrastructure	43,038,275	34,239,975	—	—
Pivotal Growth	13,686,974	20,910,021	—	—
Global Equity	13,707,722	7,708,025	—	—
Tactical Allocation	15,877,691	13,186,770	—	—
Dynamic Alpha	205,170,850	249,117,493	—	—

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of their Fund’s portfolio. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds, have entered into Expense Limitation Agreements (the “Limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to ensure total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets.

For the year ended June 30, 2021, the Manager waived management fees. The Manager may recapture a portion of the waived amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, if the Fund is able to make the repayment without exceeding the Limitation in effect at that time of the waiver or at the time of the reimbursement, no later than the dates as stated below:

						Management Fees
	Management	Expense Limitation				Waived and/or
Fund	Agreement	Cl A	Cl C	Cl I	Expires	Reimbursed
Insider Buying	1.00%	1.53%	2.28%	1.28%	10/31/2021	$77,264
Energy Infrastructure	1.25%	1.68%	2.43%	1.43%	10/31/2021	129,460
Pivotal Growth	1.00%	1.53%	2.28%	1.28%	10/31/2021	108,497
Global Equity	1.00%	1.21%	1.96%	0.96%	10/31/2021	249,594
Tactical Allocation	1.25%	1.53%	2.28%	1.28%	10/31/2021	180,235
Dynamic Alpha	1.00%	1.38%	2.13%	1.13%	10/31/2021	173,971

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

	Recapture Expires
	No Later Than June 30,
Fund	2022	2023	2024
Insider Buying	$57,926	$71,022	$77,264
Energy Infrastructure	103,243	172,965	129,460
Pivotal Growth	67,033	86,806	108,497
Global Equity	156,528	254,667	249,594
Tactical Allocation	247,376	194,493	180,235
Dynamic Alpha	343,166	366,079	173,971

A Trustee and Officer of the Trust is also the controlling member of MFund Services LLC (“MFund”) and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in -person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund (the “Services Agreement”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

Pursuant to the Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2021 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance Officer fees payable” and the amounts accrued for the period are shown in the Statements of Operations under “Management Services fees” and “Compliance officer fees”.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

For the year ended June 30, 2021, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Buying	$42,552	$85,350
Energy Infrastructure	63,137	176,382
Pivotal Growth	12,315	35,914
Global Equity	26,581	95,105
Tactical Allocation	18,578	188,195
Dynamic Alpha	215,266	374,423

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Insider Buying	$49,349,189	$16,606,452	$(1,030,691)	$15,575,761
Energy Infrastructure	157,787,156	23,100,032	(24,886,735)	(1,786,703)
Pivotal Growth	12,073,634	788,846	(94,302)	694,544
Global Equity	51,468,197	21,102,153	(2,996,517)	18,105,636
Tactical Allocation	34,473,919	13,810,657	(447,553)	13,363,104
Dynamic Alpha	177,318,541	22,558,819	(2,125,887)	20,432,932

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2021 (for the period ended November 30, 2020 for the Energy Infrastructure Fund) and June 30, 2020 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2021	Income	Capital Gains	Capital	Total
Insider Buying	$—	$—	$—	$—
Energy Infrastructure	5,173,416	—	8,996,455	14,169,871
Pivotal Growth	—	—	—	—
Global Equity	1,047,662	—	—	1,047,662
Tactical Allocation	—	1,446,176	—	1,446,176
Dynamic Alpha	—	—	—	—

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2020	Income	Capital Gains	Capital	Total
Insider Buying	$—	$—	$—	$—
Energy Infrastructure	3,594,340	—	7,982,356	11,576,696
Pivotal Growth	105,613	—	56	105,669
Global Equity	1,660,853	733,267	—	2,394,120
Tactical Allocation	487,710	5,223,469	—	5,711,179
Dynamic Alpha	450,219	—	113,455	563,674

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows (except for the Energy Infrastructure Fund in which its November 30, 2020 components of distributable earnings have been adjusted for June 30, 2021 activity):

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Insider Buying	$—	$—	$(339,180)	$(45,597,188)	$—	$15,575,838	$(30,360,530)
Energy Infrastructure	2,538,997	—	—	(41,464,523)	—	(1,786,011)	(40,711,537)
Pivotal Growth	—	287,221	(38,997)	—	—	694,544	942,768
Global Equity	718,721	—	—	(3,166,765)	—	18,110,481	15,662,437
Tactical Allocation	227,063	99,760	—	—	—	13,363,104	13,689,927
Dynamic Alpha	11,633,009	31,961,012	—	—	—	20,432,932	64,026,953

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income and accumulated net realized gains from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, adjustments for partnerships, and C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Insider Buying	$339,180
Energy Infrastructure	—
Pivotal Growth	38,997
Global Equity	—
Tactical Allocation	—
Dynamic Alpha	—

At June 30, 2021, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows (except for the Energy Infrastructure Fund in which its November 30, 2020 capital loss carryforwards are as follows):

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Insider Buying	$42,375,325	$3,221,864	$45,597,189	$—
Energy Infrastructure	12,810,775	28,671,752	41,482,527	—
Pivotal Growth	—	—	—	329,104
Global Equity	2,752,626	414,139	3,166,765	670,138
Tactical Allocation	—	—	—	—
Dynamic Alpha	—	—	—	6,814,137

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and adjustment for merger resulted in reclassifications for the Funds for the fiscal year ended June 30, 2021 as follows:

	Paid In	Accumulated
	Capital	Earnings (Losses)
Insider Buying	$30,715,146	$(30,715,146)
Energy Infrastructure	—	—
Pivotal Growth	(92,111)	92,111
Global Equity	—	—
Tactical Allocation	—	—
Dynamic Alpha	13,955	(13,955)

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

(6)	LINE OF CREDIT

Currently, the Funds have a $150,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Prior to January 28, 2021 the Funds had a $250,000,000 uncommitted line of credit. Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2021, the Funds accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount			Outstanding
	Borrowings	Interest	Average	Borrowings
	Outstanding	Expense (1)	Interest Rate	6/30/2021
Insider Buying	$50,050	$90	3.25%	$—
Energy Infrastructure	456,047	3,541	3.25%	—
Pivotal Growth	276,182	823	3.25%	—
Tactical Allocation	76,500	55	3.25%	—
Dynamic Alpha	344,000	404	3.25%	—

(1)	Includes only Interest Expense for the year ended June 30, 2021 and may not tie back to the Statement of Operations, which also may include overdrafts, line of credit fees, and broker interests.

During the year ended June 30, 2021, Global Equity did not access the line of credit.

(7)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement with the Bank. Each participating Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2021.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities
			Percentage of
	Market Value of	Market Value of	Total Investment
Fund	Loaned Securities	Collateral (1)	Income
Insider Buying *	$10,538,363	$10,538,363	7.42%
Pivotal Growth *	1,987,231	1,987,231	1.37%
Dynamic Alpha *	26,577,562	26,577,562	1.05%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrow er: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The below table shows the collateral held by each Fund at the year ended June 30, 2021.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Insider Buying
Liabilities
Securities Loaned	US Bank	$(11,011,430)	$—	$(11,011,430)	$11,011,430	$—	$—

Pivotal Growth
Liabilities
Securities Loaned	US Bank	$(2,056,008)	$—	$(2,056,008)	$2,056,008	$—	$—

Dynamic Alpha
Liabilities
Securities Loaned	US Bank	$(27,256,688)	$—	$(27,256,688)	$27,256,688	$—	$—

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Insider	Energy	Pivotal	Dynamic
Owner	Buying	Infrastructure	Growth	Alpha
National Financial Services LLC	37.1%	—	—	—
LPL Financial, LLC *	—	31.0%	—	—
Charles Schwab & Co., Inc.	—	—	46.7%	27.6%

*	These owners are comprised of multiple investors and accounts.

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst Pivotal Growth Fund, Catalyst/MAP Global Equity Fund, Catalyst/Lyons Tactical Allocation Fund, and Catalyst Dynamic Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund (formerly, Catalyst MLP & Infrastructure Fund), Catalyst Pivotal Growth Fund (formerly, Catalyst Buyback Strategy Fund) Catalyst/MAP Global Equity Fund, Catalyst/Lyons Tactical Allocation Fund, and Catalyst Dynamic Alpha Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 30, 2021

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2021

Consideration and Renewal of the Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Energy Infrastructure Fund (“Catalyst Energy”), Catalyst Pivotal Growth Fund (“Catalyst PG”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”), Catalyst Buffered Shield Fund (“Catalyst BS”), EAVOL NASDAQ-100 Volatility Overlay Fund (“EAVOL Fund”) Catalyst Multi-Strategy Fund (“Catalyst MS”), Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS”). Catalyst/Millburn Hedge Strategy Fund (“Millburn HS”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst/Stone Beach Income Opportunity Fund (“Stone Beach IO”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”), Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”) and Catalyst Insider Income Fund (“Catalyst Insider”) (collectively, the “Catalyst Renewal Funds”).

In connection with a regular meeting held on May 10-11, and May 20, 2021, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Renewal Funds.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Board reviewed Catalyst’s responses to a series of questions, among other things, the investment performance of each Catalyst Renewal Fund, Catalyst’s services to each Catalyst Renewal Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Catalyst Renewal Fund.

Nature, Extent and Quality of Services. The Board reviewed the updates to Catalyst’s key personnel servicing the Catalyst Renewal Funds and noted that such personnel had in the aggregate, many years of experience in the industry. A Catalyst representative described the roles and responsibilities of various individuals on the management team. The Board noted the addition or pending addition of sub-advisors to several Catalyst Renewal Funds and discussed Catalyst’s supervision and oversight of those sub-advisors. The Board acknowledged that Catalyst monitored the Catalyst Renewal Funds’ administration and fund accounting and coordinated regulatory compliance. The Board observed that Catalyst’s investment committee monitored the Catalyst Renewal Funds’ performance in accordance with their respective investment policies and reviewed such performance against market conditions and relevant benchmarks. A Catalyst representative explained that Catalyst monitored and proactively addressed any issues with performance or the investment strategies of the Catalyst Renewal Funds, reviewed potential changes to investment strategies and implemented any recommended adjustments to the investment policies of the Catalyst Renewal Funds. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of March 31, 2021 along with information that Catalyst provided in connection with renewing the management agreement. The Board reviewed the performance of each Catalyst Renewal Fund relative to its Morningstar category and a peer group selected by Catalyst. The Catalyst Representative noted that 1-year performance numbers reflected the dramatic lows at the beginning of the period. He remarked that the period began with the March 2020

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2021

selloff in the market as a result of the COVID -19 pandemic. After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Catalyst IB—The Board observed that Catalyst IB underperformed its peer group, the Large Growth Morningstar category, and the S&P 500 TR Index across all periods. The Board noted that Catalyst IB was not designed to be a large growth fund and had not always been placed in the Large Growth Morningstar category. The Board discussed Catalyst’s explanation that large growth funds outperformed other equity styles in the past year. The Board reviewed Catalyst’s position that Catalyst IB’s underperformance could be attributed to it being defensive during the first phase of the equity rebound in March and April 2020 and to the drop in the performance of the Fund’s stay-at-home stocks in April 2021.

Catalyst Energy—The Board acknowledged the significant reversal of Catalyst Energy’s performance in the past year and noted that its positive performance surpassed that of its peer group and Morningstar category. A Catalyst representative explained that Catalyst Energy focused its investments in C-corps over master limited partnerships, and that investments in master limited partnerships were generally weak going into March 2020 and ultimately bottomed during that month.

Catalyst PG—The Board observed that Catalyst PG had just began a new investment strategy under a new sub-advisor and that the performance data in the Meeting Materials reflected Catalyst PG’s previous strategy. The Board determined to allow Catalyst PG’s sub-advisor to manage the new investment strategy over a full market cycle.

MAP Global Equity —The Board recognized that despite MAP Global Equity’s positive performance over all periods, it underperformed its peer group, Morningstar category and the MSCI ACWI. The Board discussed Catalyst’s explanation that MAP Global Equity’s focus on value stocks contributed to its underperformance to these benchmarks. The Board noted that when compared to the MSCI ACWI Value Gross Total Return Index, a value-oriented benchmark, MAP Global Equity outperformed over the 3-year, 5-year and since inception periods.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had positive performance over all periods but underperformed its peer group and the MSCI ACWI over the 1-year, 3-year, 5-year and since inception periods and its Morningstar category over the 1-year, 3-year and 5-year periods. The Board considered Catalyst’s explanation that the key factor in MAP Global Balanced’s underperformance was the outperformance of growth stocks over value stocks. The Board noted that MAP Global Balanced performed more in-line with, but slightly trailed, a blended benchmark of the MSCI ACWI and Merrill Lynch A-AAA 1-3 Year U.S. Corporate Index.

Lyons TA—The Board discussed that Lyons TA outperformed its peer group and the Morningstar category across all periods and outperformed the Lipper Flexible Portfolio Funds Index over the 1-year, 5-year and since inception periods. The Board noted that Catalyst attributed Lyons TA’s underperformance to the S&P 500 Total Return Index across all periods due to its allocation to bonds during the bull market environment of 2019.

Catalyst DA—The Board observed that Catalyst DA underperformed its peer group, Morningstar category and the S&P 500 TR Index across all periods and discussed Catalyst’s explanation that Catalyst DA struggled due to the significant underperformance of high momentum stocks. The Board noted that Catalyst DA only slightly trailed its benchmarks since inception. A Catalyst representative expressed Catalyst’s continued confidence in the sub-advisor’s investment models.

Catalyst SA—The Board acknowledged that Catalyst SA outperformed its peer group and Morningstar category across all periods. The Board noted that Catalyst reasoned that Catalyst SA underperformed the S&P 500 TR Index because Catalyst SA was not designed to outperform equities. The Board recalled that Catalyst SA would soon be adding a sub-advisor to manage a revised investment strategy for a sleeve of Catalyst SA. A Catalyst representative expressed optimism that the addition of the sub-advisor could enhance Catalyst SA’s performance.

Warrington SP—The Board noted that the sub-advisor was engaged by Catalyst to manage Warrington SP in January 2020 and that prior performance data included the performance of a different investment strategy under the former portfolio manager. The Board discussed that Catalyst believed Warrington SP performed to its expectations under the sub-advisor’s management and that Warrington SP underperformed its benchmarks for the

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1-year period largely because the benchmarks recovered from a significant drawdown as a result of the COVID-19 pandemic while Warrington SP avoided the same drawdown in March 2020.

Catalyst BS—The Board discussed that Catalyst BS outperformed its Morningstar category over the 3-year, 5-year and since inception periods, and outperformed the peer group over the 5-year and since inception periods while performing in line with the peer group for the 3 -year period. The Board commented that Catalyst explained that Catalyst BS underperformed its peer group and Morningstar category for the 1-year period because of the market rebound after the March 2020 drawdown. The Board considered Catalyst’s explanation that Catalyst BS trailed the S&P 500 TR Index because Catalyst BS took the first losses when the index was down but tried to limit the maximum downside and lagged the index on the upside because the option strategies generally did not capture the dividend of the underlying equities and acted as a limit on positive returns.

EAVOL Fund—The Board recalled that EAVOL Fund implemented a new investment strategy with a new sub-advisor in October 2020 and that the performance data prior to then included performance of the previous portfolio manager and investment strategy. The Board noted that EAVOL Fund underperformed the NASDAQ-100 Index since the sub-advisor took over management of EAVOL Fund and discussed Catalyst’s reasoning that that the Volatility Index declined as certain areas of the market became more volatile. The Board considered that Catalyst expressed confidence in the sub-advisor’s abilities and determined the sub-advisor should be permitted to manage EAVOL Fund over a longer time period.

Catalyst MS—The Board reviewed that Catalyst MS outperformed its peer group, Morningstar category, and the BofA U.S. 3-month Treasury Bill TR Index across all periods, and that Catalyst MS outperformed the Credit Suisse Managed Futures Liquid Index over the 1-year, 3-year and 5-year periods while only slightly trailing the same index over the since inception period.

Millburn DCS—The Board remarked that Millburn DCS underperformed its peer group, Morningstar categories and the S&P 500 TR Index with less than satisfactory performance. The Board discussed that a new sub-advisor and a revised investment strategy was proposed for Millburn DCS.

Millburn HS—The Board acknowledged that Millburn HS outperformed its peer group and Morningstar category across all time periods, while underperforming the S&P 500 TR Index across all periods. The Board noted Catalyst’s rationale that Millburn HS was not expected to outperform the long only equity benchmark during extreme bull markets.

SMH High Income—The Board discussed that SMH High Income outperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, while outperforming the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 5-year periods and performing in-line with the same index over the 3-year period.

SMH Total Return—The Board discussed that SMH Total Return outperformed its peer group, Morningstar Category and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year, 3-year and 5-year periods while outperforming a blended index of the S&P 500 TR Index and BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 5 year periods.

Stone Beach IO—The Board noted that Stone Beach IO outperformed its peer group and Morningstar category over the 3-year and since inception periods. The Board recognized that Stone Beach IO outperformed the Bloomberg Barclays MBS Index over the 1-year, 5-year and since inception periods. A Catalyst representative informed the Board that Stone Beach IO underperformed the peer group and Morningstar category over the 1-year period because of higher-than-expected prepayments on positions held by Stone Beach IO due to historically low mortgage rates.

CIFC Floating Rate—The Board remarked that CIFC Floating Rate slightly trailed its peer group for the 1-year period, but otherwise outperformed its peer group, Morningstar category and the S&P LSTA US Leveraged Loan 100 Index across all other time periods.

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Catalyst EIS—The Board noted that Catalyst EIS performed in line with its peer group over the 1-year period while outperforming its peer group over the since inception period and outperforming the Morningstar categories and Barclays US Aggregate Bond Index across both time periods.

Catalyst Insider—The Board acknowledged that Catalyst Insider outperformed the Short-Term Bond Morningstar category and the Barclays 1-3 Year U.S. Government/Credit Index across all time periods and outperformed the Barclays US Aggregate Bond Index over the 1-year, 3-year and 5-year periods. The Board discussed that Catalyst Insider underperformed the High Yield Bond Morningstar category across all periods. The Board reviewed Catalyst’s explanation that high yield bonds performed very well in the past year after their rebound from the March 2020 lows.

Fees and Expenses. The Board reviewed the management fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board considered the allocation of the management fee to pay each sub-advisory fee compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub- advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate. After further discussion, the Board concluded that the management fee for each Catalyst Renewal Fund was not unreasonable.

Catalyst IB —The Board observed that Catalyst IB’s management fee was higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each. The Board remarked that Catalyst IB’s net expense ratio was higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each.

Catalyst Energy—The Board reviewed Catalyst Energy’s management fee and noted that it was equal to the high of its peer group and Morningstar category. The Board discussed that Catalyst Energy’s net expense ratio was lower than the average and median of its Morningstar category and on par with the average of its peer group. The Board considered the specialized nature of the investment strategy.

Catalyst PG—The Board stated that although the management fee for Catalyst PG was higher than the median and average of its Morningstar category, it was on par with the median of its peer group. The Board observed that Catalyst PG’s net expense ratio was the high of its peer group but well-below the high of its Morningstar category.

MAP Global Equity—The Board commented that MAP Global Equity’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that MAP Global Equity’s net expense ratio was lower than the peer group average and median and below the high of the Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s management fee was the high of its peer group but well below the high of its Morningstar category. The Board discussed that MAP Global Balanced’s net expense ratio was in line with the averages of its peer group and Morningstar category.

Lyons TA—The Board discussed that the management fee for Lyons TA was the high of its peer group, but lower than the high of the Morningstar category. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and Morningstar category.

Catalyst DA—The Board observed that Catalyst DA’s management fee was higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each. The Board noted that Catalyst DA’s net expense ratio was lower than the average of its peer group.

Catalyst SA—The Board noted that Catalyst SA’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each.

Warrington SP—The Board noted that Warrington SP’s management fee was higher than the averages and medians of its peer group and the Managed Futures Morningstar category, but lower than the highs of each, and was the high of the Options Based Morningstar category. The Board reviewed Warrington SP’s net expense ratio

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and noted that it was the high of its peer group and the Options Based Morningstar category, but well below the high of the Managed Futures Morningstar category.

Catalyst BS—The Board noted that although Catalyst BS’s management fee was higher than the medians and averages of its peer group and Morningstar category, it was significantly lower than the highs of each. The Board discussed that Catalyst BS’s net expense ratio was lower than the average of its peer group.

EAVOL Fund—The Board recognized that EAVOL Fund’s management fee and net expense ratios were higher than the medians and averages of its peer group and Morningstar category, but remarked that both were significantly below the highs of each.

Catalyst MS—The Board recognized that Catalyst MS’s management fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Catalyst MS’s net expense ratio was the high of its peer group but lower than the high of its Morningstar category.

Millburn DCS—The Board discussed that the management fee for Millburn DCS was lower than the high of its peer group, lower than the high of the Commodities Broad Basket Morningstar category, and well below the high of the Managed Futures Morningstar category. The Board noted that the net expense ratio for Millburn DCS was the high of the Commodities Broad Basket Morningstar category, but well below the high of its peer group and the Managed Futures Morningstar category. The Board reviewed Catalyst’s explanation that the management fee for Millburn DCS was the high of the Commodities Broad Basket Morningstar category because unlike most funds in the category, Millburn DCS implemented a hedging component within its investment strategy.

Millburn HS—The Board considered that Millburn HS’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each.

SMH High Income—The Board reviewed SMH High Income’s management fee and noted that it was higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each. The Board noted that the net expense ratio for SMH High Income was below the average net expense ratio of its peer group.

SMH Total Return—The Board acknowledged that SMH Total Return’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that SMH Total Return’s net expense ratio was the high of its peer group and Morningstar category.

Stone Beach IO—The Board acknowledged that Stone Beach IO’s management fee was the highest of its peer group but lower than the high of its Morningstar category. The Board remarked that Stone Beach IO’s net expense ratio was lower than the average of its peer group. The Board discussed that Stone Beach IO had a complex investment strategy that required extensive oversight.

CIFC Floating Rate—The Board remarked that the management fee for CIFC Floating Rate was the high of its peer group and Morningstar category and that its net expense ratio, although higher than the averages and medians of its peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans, and the fee was comparable to high yield funds. The Board acknowledged that CIFC Floating Rate’s net advisory fee, after fee waiver, was significantly lower than the median and average advisory fees of its peer group and Morningstar category.

Catalyst EIS—The Board recognized that Catalyst EIS’s management fee was the high of its peer group, the Nontraditional Bond Morningstar category and the Multisector Bond Morningstar category. The Board discussed that Catalyst EIS’s net expense ratio was below the average and median of its peer group. The Board considered that Catalyst EIS’s portfolio management team was active in trading and making markets as well as hedging against various risks and that other funds with a similar specialized strategy pay the same fee.

Catalyst Insider—The Board discussed that Catalyst Insider’s management fee was on par with the average of its peer group and below the high of the Short-Term Bond and High Yield Bond Morningstar categories. The Board

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noted that Catalyst Insider’s net expense ratio was lower than the average of its peer group and on par with the average of the High-Yield Bond Morningstar category.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement received by Catalyst from certain of the Catalyst Renewal Funds for distribution expenses pursuant to the Trust’s Rule 12b-1 plans. The Board noted that Catalyst was managing Catalyst PG, Catalyst SA, Catalyst MS and Catalyst Insider at a loss and therefore concluded that excessive profitability of Catalyst with respect to those Funds was not an issue at this time.

The Board acknowledged that, for all of the other Catalyst Renewal Funds, profits were used to compensate the owner personnel of Catalyst that provided management services to the particular Catalyst Renewal Fund. The Board recognized that Catalyst’s profits would be reduced if those payments were taken into account. The Board discussed that Catalyst earned a marginal profit from its management agreement with the Trust for EAVOL Fund and a modest profit from its management agreement with the Trust for MAP Global Balanced, SMH High Income and SMH Total Return.

The Board observed that Catalyst earned a reasonable profit from managing Catalyst IB, Catalyst Energy, MAP Global Equity, Lyons TA, Catalyst DA, Warrington SP, Catalyst BS, Millburn DCS, Millburn HS, Stone Beach IO, CIFC Floating Rate and Catalyst EIS. The Board discussed that Catalyst’s profit margins for each of these Catalyst Renewal Funds were well-within the industry norms for strategies similar to the particular Catalyst Renewal Fund. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund that resulted in a profit to Catalyst was not excessive.

Economies of Scale. The Board noted that the management agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense limitation. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board noted that no Catalyst Renewal Fund had reached such levels and agreed to revisit the issue of breakpoints at the Management Agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

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Consideration and Approval of the Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and RCM Wealth Advisors, with respect to Catalyst Pivotal Growth Fund.

In connection with a meeting held on February 20, 2021 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub -advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and RCM Wealth Advisors (“RCM”), with respect to Catalyst Pivotal Growth Fund (the “Fund”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to approval of the Sub-Advisory Agreement.

The Board turned to approval of the Sub-Advisory Agreement between Catalyst and RCM with respect to the Fund. Recalling its discussion with RCM, the Board examined RCM’s responses to a series of questions regarding, among other things, the sub-advisory services it would provide to the Fund, comparative fee and expense information, performance data for similar accounts managed by RCM, and RCM’s projected profitability from managing the Fund. The Board noted that Catalyst recommended approving the Sub-Advisory Agreement with RCM.

Nature, Extent and Quality of Services. The Board reviewed the experience of RCM’s key personnel and discussed that they would provide research, analysis, and compliance services for the Fund. The Board remarked that RCM would run its algorithm through a universe of 7,600 stocks to screen for potential candidates that pass certain fundamental technical criteria and meet the algorithm’s metrics of growth and value. The Board discussed that RCM’s investment policy committee would then research the candidates identified by the algorithm to select Catalyst Buyback’s compliance with its investment limitations. The Board noted that RCM reported no material compliance, litigation or regulatory issues in the past 36 months and had adequate insurance policy in place. The Board agreed that RCM had the experience and resources necessary to provide quality service to the Fund.

Performance. The Board reviewed the back-tested hypothetical performance of a blend of strategies that reflected RCM’s proposed strategy for the Fund. The Board observed that the blended strategy outperformed the S&P 500 Total Return Index over the 1-year, 3 -year, 5-year and since inception periods. That Board agreed that, although not dispositive, the performance data indicated that RCM had the ability to provide reasonable returns for the Fund.

Fees and Expenses. The Board Noted that RCM would receive a fee, to be paid by Catalyst and not Catalyst Buyback, of 50% of the net management fee of 1.00% (with a maximum of 0.50% of Catalyst Buyback’s average daily net assets). The Board commented that RCM’s proposed sub-advisory fee for Catalyst Buyback was slightly lower than the average of the fees charged to its separately managed accounts. After further discussion, the Board concluded that the sub-advisory fee to be charged with respect to Catalyst Buyback, the sub-advisory fee in relation to the total management fee, and the allocation of fees between Catalyst and RCM were not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by RCM, noting that RCM anticipated a reasonable profit in connection with the Fund for each of the first two years of the Sub-Advisory Agreement. The Board concluded that excessive profitability was not likely to be an issue during the initial term of the agreement.

Economies of Scale. The Board considered whether RCM would realize economies of scale with respect to the sub-advisory services provided to Catalyst Buyback during the initial term of the Sub-Advisory Agreement and concluded this was unlikely. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management contract, taking into consideration the impact of the sub-advisory expense.

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Conclusion. Having requested and received such information from RCM as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure was not unreasonable, and that approval of the Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

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Consideration and Renewal of the Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on May 10, 11 and May 20, 2021 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”) with respect to Catalyst/MAP Global Equity Fund (“MAP Global Equity”) and Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”, and together with MAP Global Equity, the “MAP Funds”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed MAP’s responses to a series of questions regarding, among other things, MAP’s services provided to the MAP Funds, comparative fee and expense information, and MAP’s profitability from managing the MAP Funds.

Nature, Extent and Quality of Services. The Board discussed that MAP’s investment team had worked together for over 20 years and that MAP attributed its reputation and longevity to the passion and commitment of its team. The Board commented that MAP was independent and employee-owned, which allowed MAP to deliver objective, unbiased investment advice to its clients. The Board noted that MAP used a variety of sources and investment techniques to generate investment ideas and monitor portfolio holdings. The Board reviewed MAP’s risk mitigation policies and procedures and its use of monthly and quarterly checklists to monitor compliance with the MAP Funds’ investment limitations. The Board remarked that MAP strove to achieve a margin of safety when executing the MAP Funds’ investment strategies by seeking investments with low price-to-earnings ratios, low price-to-sales ratios, and low price-to-book ratios to mitigate the potential downside risk. The Board observed there were no material litigation or compliance issues reported since the Sub-Advisory Agreement’s last renewal. The Board noted MAP selected its broker dealers on the basis of best execution and reviewed its best execution tests quarterly. The Board concluded that MAP had the potential to continue providing high quality service to the MAP Funds.

Performance. The Board reviewed the performance of each MAP Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each MAP Fund was acceptable.

MAP Global Equity—The Board recognized that despite MAP Global Equity’s positive performance over all periods, it underperformed its peer group, Morningstar Category and the MSCI ACWI. The Board discussed the advisor’s explanation that MAP Global Equity’s focus on value stocks contributed to its underperformance to these benchmarks. The Board noted that when compared to the MSCI ACWI Value Gross Total Return Index, a value-oriented benchmark, MAP Global Equity outperformed over the 3-year, 5-year and since inception periods.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had positive performance over all periods but underperformed its peer group and the MSCI ACWI over the 1-year, 3-year, 5-year and since inception periods and its Morningstar category over the 1-year, 3-year and 5-year periods. The Board considered the advisor’s explanation that the key driver in MAP Global Balanced’s underperformance was the outperformance of growth stocks over value stocks. The Board noted that MAP Global Balanced performed more in-line with, but slightly trailed, a blended benchmark of the MSCI ACWI and Merrill Lynch A-AAA 1-3 Year U.S. Corporate Index.

Fees and Expenses. The Board noted that Catalyst charged a management fee of 1.00% for each MAP Fund and that 50% of each MAP Fund’s net management fee was paid to MAP by Catalyst. The Board acknowledged that MAP’s sub-advisory fee for each MAP Fund was equal to or lower than the fees MAP charged to its other client accounts with similar strategies. The Board discussed the allocation of fees between the advisor and MAP relative

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to their respective duties and other factors and agreed the allocation for each MAP Fund was appropriate. The Board concluded that the sub-advisory fee received by MAP for each MAP Fund was not unreasonable.

Profitability. The Board considered MAP’s profitability in connection with each MAP Fund. The Board noted that MAP was sub-advising both MAP Funds at a loss. The Board concluded that excessive profitability was not an issue for MAP with respect to either MAP Fund at this time.

Economies of Scale. The Board considered whether MAP had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each MAP Fund, it was unlikely that MAP was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from MAP as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and MAP, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of each MAP Fund and its respective shareholders.

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Consideration and Renewal of the Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Cookson, Peirce & Co., Inc. with respect to the Catalyst Dynamic Alpha Fund

In connection with a meeting held on May 10-11, and May 20, 2021 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Cookson, Peirce & Co., Inc. (“Cookson Peirce”), with respect to Catalyst Dynamic Alpha Fund (“Catalyst DA”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed Cookson Peirce’s responses to a series of questions regarding, among other things, the investment performance of Catalyst DA, Cookson Peirce’s services provided to Catalyst DA, comparative fee and expense information, and Cookson Peirce’s profitability from managing Catalyst DA.

Nature, Extent and Quality of Services. The Board reviewed the professional backgrounds of the key personnel of Cookson Peirce and noted the breadth of their collective experience in the industry. The Board noted that Cookson Peirce managed Catalyst DA with an emphasis on stock selection and factor exposure and employed a quantitative security selection methodology based upon relative strength and momentum factors. The Board commented that Cookson Peirce reviewed shareholder activity daily to detect any market timing activity and that all trades were reviewed by the chief compliance officer prior to allocation. The Board discussed that broker dealers were reviewed quarterly to ensure best execution. The Board remarked that Cookson Peirce maintained sufficient errors and omissions insurance coverage and reported no material compliance issues since the sub-advisory agreement’s last renewal. After further discussion, the Board concluded that Cookson Peirce had the resources to continue providing high quality service to Catalyst DA.

Performance. The Board observed that Catalyst DA underperformed its peer group, Morningstar category and the S&P 500 TR Index across all periods and discussed the advisor’s explanation that Catalyst DA struggled due to the significant underperformance of high momentum stocks. The Board noted that Catalyst DA only slightly trailed its benchmarks since inception. A representative of Catalyst expressed Catalyst’s continued confidence in Cookson Peirce’s investment models.

Fees and Expenses. The Board noted that Cookson Peirce received 100% of the 1.00% management fee earned on assets invested in Catalyst DA by its advisory clients, and 50% of the net management fee collected on all other assets of Catalyst DA. The Board recognized that Cookson Peirce’s sub-advisory fee for Catalyst DA was comparable to the range of fees Cookson Peirce charged to its similarly managed client accounts. The Board discussed the allocation of fees between Catalyst and Cookson Peirce relative to their respective duties and other factors and agreed the allocation for Catalyst DA was appropriate. The Board concluded that the sub-advisory fee received by Cookson Peirce for managing Catalyst DA was not unreasonable.

Profitability. The Board remarked that Cookson Peirce earned a profit from sub-advising Catalyst DA. The Board discussed how Cookson Peirce’s profits from sub-advising Catalyst DA were used to compensate Cookson Peirce’s members who provided services to Catalyst DA. The Board recognized that Cookson Peirce’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Cookson Peirce’s profit in connection with Catalyst DA was not excessive.

Economies of Scale. The Board considered whether Cookson Peirce had realized economies of scale with respect to the sub-advisory services provided to Catalyst DA. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration

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the impact of the sub-advisory expense. The Board concluded that, based on the current size of Catalyst DA, it was unlikely that Cookson Peirce was benefitting from any meaningful economies of scale.

Conclusion. Having requested and received such information from Cookson Peirce as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and Cookson Peirce, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of Catalyst DA and its shareholders.

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Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016;Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	38	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	38	Trustee of Variable Insurance Trust since 2010

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Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst Capital International, LLC 2017- present; President, USA Mutuals, Inc., 3/2011 to 7/2016; President, Cross Sound LLC, 6/11 to 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	38	Variable Insurance Trust since 2010

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present;COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-447-4228.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (1/01/21) and held for the entire period through 6/30/21.

Actual Expenses

The “Actual” columns of the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table below provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/21	Value 6/30/21	During Period *	Value 6/30/21	During Period *
Catalyst Insider Buying Fund - Class A	1.53%	$1,000.00	$1,039.30	$7.74	$1,017.21	$7.65
Catalyst Insider Buying Fund - Class C	2.28%	1,000.00	1,035.20	11.51	1,013.49	11.38
Catalyst Insider Buying Fund - Class I	1.28%	1,000.00	1,040.30	6.48	1,018.45	6.41
Catalyst Energy Infrastructure Fund - Class A	1.68%	1,000.00	1,448.30	10.20	1,016.46	8.40
Catalyst Energy Infrastructure Fund - Class C	2.43%	1,000.00	1,442.60	14.72	1,012.74	12.13
Catalyst Energy Infrastructure Fund - Class I	1.43%	1,000.00	1,450.30	8.69	1,017.70	7.15
Catalyst Pivotal Growth Fund - Class A	1.53%	1,000.00	1,144.20	8.13	1,017.21	7.65
Catalyst Pivotal Growth Fund - Class C	2.28%	1,000.00	1,140.80	12.10	1,013.49	11.38
Catalyst Pivotal Growth Fund - Class I	1.28%	1,000.00	1,145.70	6.81	1,018.45	6.41
Catalyst/MAP Global Equity Fund - Class A	1.21%	1,000.00	1,114.00	6.34	1,018.79	6.06
Catalyst/MAP Global Equity Fund - Class C	1.96%	1,000.00	1,109.90	10.25	1,015.08	9.79
Catalyst/MAP Global Equity Fund - Class I	0.96%	1,000.00	1,115.40	5.04	1,020.03	4.81
Catalyst/Lyons Tactical Allocation Fund - Class A	1.53%	1,000.00	1,117.60	8.03	1,017.21	7.65
Catalyst/Lyons Tactical Allocation Fund - Class C	2.28%	1,000.00	1,113.30	11.95	1,013.49	11.38
Catalyst/Lyons Tactical Allocation Fund - Class I	1.28%	1,000.00	1,119.10	6.73	1,018.45	6.41
Catalyst Dynamic Alpha Fund - Class A	1.38%	1,000.00	1,037.40	6.97	1,017.95	6.90
Catalyst Dynamic Alpha Fund - Class C	2.13%	1,000.00	1,033.20	10.74	1,014.23	10.64
Catalyst Dynamic Alpha Fund - Class I	1.13%	1,000.00	1,038.60	5.71	1,019.19	5.66

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Gemini Fund Services LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

CatalystEquity-A21

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2021	2020
Catalyst Insider Buying Fund	11,000	10,250
Catalyst Dynamic Alpha Fund	11,000	10,250
Catalyst Pivotal Growth	11,000	10,250
Catalyst/Lyons Tactical Allocation Fund	11,000	10,250
Catalyst/MAP Global Equity Fund	13,000	12,250
Catalyst Energy Infrastructure Fund	10,250	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2021	2020
Catalyst Insider Buying Fund	2,000	2,000
Catalyst Dynamic Alpha Fund	2,000	2,000
Catalyst Pivotal Growth Fund	2,000	2,000
Catalyst/Lyons Tactical Allocation Fund	2,000	2,000
Catalyst/MAP Global Equity Fund	2,000	2,000
Catalyst Energy Infrastructure Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2021, and 2020 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2020 and 2019, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 07, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 07, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 07, 2021